Exhibit 2

FINANCIAL STATEMENTS OF JAPAN INTERNATIONAL COOPERATION AGENCY (“JICA”)

AND REPORTS OF THE INDEPENDENT AUDITOR [NTD: To be updated]

Independent Auditor’s Report

Mr. Akihiko Tanaka, President

Japan International Cooperation Agency

The Audit of the Financial Statements

Opinion

We have audited the accompanying financial statements of the general account of Japan International Cooperation Agency (the Agency), which comprise the balance sheet as at March 31, 2024, and the statements of administrative service operation cost, income, changes in net assets, and cash flows for the year then ended, and a summary of significant accounting policies and notes to the financial statements, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated public interest corporations).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the general account of the Agency as at March 31, 2024, and its financial performance and its cash flows for the year then ended in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan.

Basis for Opinion

We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Agency in accordance with the ethical requirements that are relevant to our audit of the financial statements in Japan, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members that would result in material misstatement in the financial statements was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Other Information

The other information comprises the information included in the Annual Report that contains audited financial statements but does not include the financial statements and our auditor’s report thereon. President is responsible for preparation and disclosure of the other information. The Agency Auditor is responsible for overseeing the Agency’s reporting process of the other information.

Our opinion on the financial statements does not cover the other information and we do not express any form of assurance conclusion thereon.

Ernst & Young ShinNihon LLC

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated.

If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact.

We have nothing to report in this regard.

Responsibilities of President and the Agency Auditor for the Financial Statements

President is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, and for such internal control as president determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

The Agency Auditor is responsible for overseeing the Agency’s financial reporting process.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, or illegal acts, and to issue an auditor’s report that includes our opinion. Misstatements can arise from fraud or error, or illegal acts, and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion.

•	Consider internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances for our risk assessments, while the purpose of the audit of the financial statements is not expressing an opinion on the effectiveness of the Agency’s internal control.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by president.

•	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan.

•	Plan and conduct audit with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

Ernst & Young ShinNihon LLC

We communicate with the Agency Auditor regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

We also provide the Agency Auditor with a statement that we have complied with the ethical requirements regarding independence that are relevant to our audit of the financial statements in Japan, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, actions taken to eliminate threats or safeguards applied to reduce threats to an acceptable level.

Fee-related Information

The fees for the audits of the financial statements of the Agency and other services provided by us and other EY member firms for the year ended March 31, 2024 are 54 million yen and 130 million yen, respectively.

Interest Required to Be Disclosed by the Certified Public Accountants Act of Japan

Our firm and its designated engagement partners do not have any interest in the Agency which is required to be disclosed pursuant to the provisions of the Certified Public Accountants Act of Japan.

Ernst & Young ShinNihon LLC

Tokyo, Japan

September 25, 2024

/s/ Kenji Izawa
Kenji Izawa
Designated Engagement Partner
Certified Public Accountant

/s/ Hiroshi Nishida
Hiroshi Nishida
Designated Engagement Partner
Certified Public Accountant

/s/ Yoshiyuki Hashimoto
Yoshiyuki Hashimoto
Designated Engagement Partner
Certified Public Accountant

Ernst & Young ShinNihon LLC

Balance Sheet

(as of March 31, 2024)

General Account

(Unit: Yen)

Assets
I	Current assets
	Cash and deposits		243,191,317,787
	Stored goods	821,332,977
	Payments for uncompleted contracted programs	507,235,932	1,328,568,909
	Advance payments		21,232,475,102
	Prepaid expenses		555,459,761
	Accrued income		1,386,862
	Accounts receivable		3,101,259,670
	Contra-accounts for provision for bonuses*		1,400,452,752
	Short-term loans for development projects		6,500,000
	Short-term loans for emigration projects	713,255
	Allowance for loan losses	(92,366)	620,889
	Suspense payments		44,131,362
	Advance paid		3,166,588
	Total current assets			270,865,339,682

II	Non-current assets
	1 Tangible assets
	Buildings	44,285,968,957
	Accumulated depreciation	(22,059,358,559)	22,226,610,398
	Structures	1,546,617,184
	Accumulated depreciation	(1,178,889,215)	367,727,969
	Machinery and equipment	266,860,794
	Accumulated depreciation	(193,182,482)	73,678,312
	Vehicles	2,442,543,676
	Accumulated depreciation	(1,742,989,753)	699,553,923
	Tools, furniture, and fixtures	2,482,244,476
	Accumulated depreciation	(1,464,388,073)	1,017,856,403
	Land	14,177,935,458
	Accumulated impairment losses	(8,710,639)	14,169,224,819
	Construction in progress		1,701,285,427
	Total tangible assets		40,255,937,251
	2 Intangible assets
	Trademark rights		3,204,987
	Telephone subscription rights		969,150
	Software		1,351,639,712
	Software in progress		1,535,968,343
	Total intangible assets		2,891,782,192
	3 Investments and other assets
	Long-term deposits		2,000,000
	Long-term loans for development projects		45,500,000
	Long-term loans for emigration projects	20,573,886
	Allowance for loan losses	(17,930,357)	2,643,529
	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration	30,562,179
	Allowance for loan losses	(30,562,179)	0
	Long-term prepaid expenses		4,330,622
	Prepaid pension expenses		2,548,652,822
	Contra-accounts for provision for retirement benefits*		13,332,279,653
	Long-term guarantee deposits		1,715,969,464
	Total investment and other assets		17,651,376,090
	Total non-current assets			60,799,095,533

	Total assets				331,664,435,215

Liabilities
I	Current liabilities
	Operational grant liabilities*	74,844,036,374
	Funds for grant aid	156,663,304,649
	Donations received*	402,191,374
	Accounts payable	20,437,302,751
	Accrued expenses	245,596,085
	Lease obligations	66,330,020
	Advance payments received	1,299,216,173
	Deposits received	115,886,874
	Unearned revenue	403,700
	Provision for bonuses	1,400,452,752
	Total current liabilities		255,474,720,752

II	Non-current liabilities
	Contra-accounts for assets*	9,917,321,375
	Long-term lease obligations	108,669,937
	Provision for retirement benefits	13,332,279,653
	Assets retirement obligations	400,873,675
	Total non-current liabilities		23,759,144,640

	Total liabilities			279,233,865,392
Net assets
I	Capital
	Government investment	61,152,034,684
	Total capital		61,152,034,684

II	Capital surplus
	Capital surplus	9,293,122,531
	Accumulated other administrative service operation costs*
	Accumulated depreciation not included in expenses*	(21,993,906,843)
	Accumulated impairment losses not included in expenses*	(8,710,639)
	Accumulated interest expenses not included in expenses*	(7,004,231)
	Accumulated disposal and sale differential not included in expenses*	(12,012,768,401)
	Total capital surplus		(24,729,267,583)

III	Retained earnings
	Reserve fund carried over from the previous Mid-term Objective period*	8,677,666,324
	Reserve fund	2,675,435,036
	Unappropriated income for the current fiscal year	4,654,701,362
	(Total income for the current fiscal year)	(4,654,701,362)
	Total retained earnings		16,007,802,722

	Total net assets			52,430,569,823

	Total liabilities and net assets			331,664,435,215

*  Accounts prepared in accordance with special accounting practices of incorporated administrative agencies.

Statement of Administrative Service Operation Cost

(April 1, 2023-March 31, 2024)

General Account
			(Unit: Yen)
I	Expenses in the statement of income
	Operating expenses	307,879,888,006
	General administrative expenses	9,375,328,536
	Miscellaneous losses	772,944
	Extraordinary losses	137,528,558
	Total expenses in the statement of income		317,393,518,044

II	Other administrative service operation costs
	Depreciation not included in expenses*	819,159,051
	Interest expenses not included in expenses*	(59,908)
	Disposal and sale differential not included in expenses*	350,317,976
	Total other administrative service operation costs		1,169,417,119

III	Administrative service operation cost		318,562,935,163

*  Accounts prepared in accordance with special accounting practices of incorporated administrative agencies.

Statement of Income

(April 1, 2023-March 31, 2024)

General Account
			(Unit: Yen)
Ordinary expenses
Operating expenses
Expenses for priority sectors and regions	81,513,620,554
Expenses for JICA Development Studies	6,203,379,094
Expenses for private sector partnership	4,043,118,793
Expenses for domestic partnership and acceptance of foreign human resources	16,109,515,095
Expenses for strengthening foundations for operational implementation	3,522,883,995
Expenses for indirect operations	44,110,595,915
Expenses for grant aid	150,077,608,771
Expenses for facilities	136,677,466
Expenses for contracted programs	214,377,501
Expenses for donation projects	61,821,527
Depreciation	1,886,289,295	307,879,888,006
General administrative expenses		9,375,328,536
Miscellaneous losses		772,944
Total ordinary expenses			317,255,989,486

Ordinary revenues
Revenues from operational grants*		157,266,602,938
Revenues from grant aid		150,077,608,771
Revenues from contracted programs
Revenues from contracted programs from Japanese government and local governments	15,518,403
Revenues from contracted programs from other entities	203,735,351	219,253,754
Revenues from development projects		138,033
Revenues from emigration projects		5,405,949
Revenues from subsidy for facilities*		136,677,466
Donations*		61,821,527
Reversal of allowance for loan losses		42,530,687
Revenues from contra-accounts for provision for bonuses*		1,400,452,752
Revenues from contra-accounts for provision for retirement benefits*		1,149,983,142
Reversal of contra-accounts for assets*		1,853,034,951
Financial revenues
Interest income	10,516,398
Foreign exchange gains	425,418,223	435,934,621
Miscellaneous income		1,551,651,562
Total ordinary revenues			314,201,096,153
Ordinary income			(3,054,893,333)

Extraordinary losses
Loss on disposal of non-current assets		136,370,734
Loss on sales of non-current assets		1,157,824	137,528,558

Extraordinary income
Reversal of contra-accounts for assets*		135,488,634
Gain on sales of non-current assets		2,548,192	138,036,826

Net income			(3,054,385,065)
Reversal of reserve fund carried over from the previous Mid-term Objective period*			7,709,086,427
Total income for the current fiscal year			4,654,701,362

* Accounts prepared in accordance with special accounting practices of incorporated administrative agencies.

Statement of Changes in Net Assets

(April 1, 2023-March 31, 2024)

General Account	(Unit : Yen)

	I Capital		II Capital surplus						III Retained earnings (Loss carried forward )
				Accumulated other administrative service operation cost							Unappropriated income for the
	Government investment	Total capital	Capital surplus	Accumulated depreciation not included in expenses	Accumulated impairment losses not included in expenses	Accumulated interest expenses not included in expenses	Accumulated disposal and sale differential not included in expenses	Total capital surplus	Reserve fund carried over from the previous Mid-term Objective period	Reserve fund	current fiscal year (Unappropriated loss for the current fiscal year)	Total income for the current fiscal year (Total loss for the current fiscal year)	Total retained earnings (Loss carried forward)	Total net assets
Balance at the beginning of the fiscal year	61,152,034,684	61,152,034,684	8,597,907,113	(21,174,747,792)	(8,710,639)	(7,064,139)	(11,662,450,425)	(24,255,065,882)	16,386,752,751	-	2,675,435,036	-	19,062,187,787	55,959,156,589
Changes during the period
I Changes in capital during the period
II Changes in capital surplus during the period
Purchase of non-current assets			695,215,418					695,215,418						695,215,418
Sale and retirement of non-current assets				267,088,420			(350,317,976)	(83,229,556)						(83,229,556)
Depreciation				(1,086,247,471)				(1,086,247,471)						(1,086,247,471)
Increase in asset retirement obligations due to passage of time						59,908		59,908						59,908
III Changes in retained earnings (loss carried forward) during the period
(1) Appropriation of income or loss
Increase in reserve fund derived from profit appropriation										2,675,435,036	(2,675,435,036)		-	-
(2) Others
Net income (Net loss)											(3,054,385,065)	(3,054,385,065)	(3,054,385,065)	(3,054,385,065)
Reversal of reserve fund carried over from the previous Mid-term Objective period									(7,709,086,427)		7,709,086,427	7,709,086,427	-	-
Total changes during the period	-	-	695,215,418	(819,159,051)	-	59,908	(350,317,976)	(474,201,701)	(7,709,086,427)	2,675,435,036	1,979,266,326	4,654,701,362	(3,054,385,065)	(3,528,586,766)
Balance at the end of the fiscal year	61,152,034,684	61,152,034,684	9,293,122,531	(21,993,906,843)	(8,710,639)	(7,004,231)	(12,012,768,401)	(24,729,267,583)	8,677,666,324	2,675,435,036	4,654,701,362	4,654,701,362	16,007,802,722	52,430,569,823

Statement of Cash Flows

(April 1, 2023-March 31, 2024)

General Account
		(Unit: Yen)
I.	Cash flows from operating activities
	Payments of operating expenses	(150,564,417,068)
	Payments for grant aid	(154,753,812,949)
	Payments of personnel expenses	(17,792,536,941)
	Payments for contracted programs	(280,252,176)
	Payments for other operations	(486,333,442)
	Proceeds from operational grants	173,274,334,000
	Proceeds from grant aid	88,836,501,890
	Proceeds from contracted programs	761,859,911
	Proceeds from interest on loans	5,548,122
	Proceeds from donations	13,269,818
	Proceeds from other operations	1,652,130,461
	Subtotal	(59,333,708,374)
	Interest income received	10,339,268
	Payments to National Treasury	(244,519,641)
	Net cash used in operating activities	(59,567,888,747)

II.	Cash flows from investing activities
	Payments for purchase of non-current assets	(2,766,484,860)
	Proceeds from sales of non-current assets	5,852,049
	Proceeds from subsidy for facilities	1,059,268,804
	Proceeds from collection of loans	50,965,142
	Payments into time deposits	(138,000,000,000)
	Proceeds from time deposit refund	138,000,000,000
	Payments for purchase of negotiable deposits	(190,500,000,000)
	Proceeds from refund of negotiable deposits	190,500,000,000
	Net cash used in investing activities	(1,650,398,865)

III.	Cash flows from financing activities
	Repayments of lease obligations	(97,429,902)
	Net cash used in financing activities	(97,429,902)

IV.	Effect of exchange rate changes on funds	429,654,930
V.	Net increase (decrease) in funds	(60,886,062,584)
VI.	Funds at the beginning of the fiscal year	297,887,380,371
VII.	Funds at the end of the fiscal year	237,001,317,787

Basis of Presenting Financial Statements

The accompanying financial statements of JICA have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

General Account

Effective the fiscal year ended March 31, 2024, JICA adopted the revised revenue recognition standard in accordance with the revised “Accounting Standards for Incorporated Administrative Agencies, Notes to Accounting Standards for Incorporated Administrative Agencies” (Revised September 21, 2021), and “Q&A on Accounting Standards for Incorporated Administrative Agencies, Notes to Accounting Standards for Incorporated Administrative Agencies” ((Last revised March 2022); hereinafter “Accounting Standards for Incorporated Administrative Agencies, etc.”)).

1.	Revenue recognition method of operational grants

Revenue from operational grants is recognized in profit or loss depending on the degree of achievement of each operation.

The term-based revenue recognition method is applied for administrative operations except for the operations which have been specified as having a direct correlation between the operational achievement and operational grants.

Due to the difficulty to estimate the budget and terms, as well as to specify a correlation between the operational achievement and operational grants, the revenue from disaster relief operations, which are relief operations for unexpected disasters during the period, is therefore recognized at the time the related expenses are incurred.

2.	Depreciation method

(1) Tangible assets (except for lease assets)

Straight-line method

The useful lives of major assets are as follows:

Buildings:	1–50 years
Structures:	1–42 years
Machinery and equipment:	1–17 years
Vehicles:	2– 6 years
Tools, furniture, and fixtures:	1–15 years

The estimated depreciation costs for specific depreciable assets (Accounting Standards for Incorporated Administrative Agencies No. 87) and specific removal costs, etc., associated with asset retirement obligations (Accounting Standards for Incorporated Administrative Agencies No. 91) are indirectly deducted from capital surplus and reported as accumulated depreciation not included in expenses.

(2) Intangible assets (except for lease assets)

Straight-line method

Software used by JICA is depreciated over its useful life (5 years).

(3) Leased assets

Leased assets are depreciated by the straight-line method over the lease term. Depreciation for leased assets is calculated with zero residual value being assigned to the asset.

3.	Provision for bonuses

Provision for bonuses is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by officers and employees applicable to the current fiscal year. Contra-accounts for provision for bonuses are equally accrued since the financial source is secured by operational grants.

4.	Provision for retirement benefits

Provision for retirement benefits is calculated and provided for based on estimated amounts of future payments attributable to the retirement of employees. It is accrued in line with the retirement benefit obligations and estimated plan assets applicable to the fiscal year ended March 31, 2024. If the estimated plan assets exceed the estimated retirement benefit obligations at the end of the fiscal year, the excess is recorded as prepaid pension expenses. In calculating the retirement benefit obligations, the estimated amount of retirement benefit payments is attributed to the period based on the straight-line basis. The profit and loss appropriation method for actuarial differences and past service costs is as follows:

Actuarial differences are recognized as a lump-sum gain or loss in the fiscal year in which they occur.

Past service costs are recognized as a lump-sum gain or loss in the fiscal year in which they occur.

The financial source for lump-sum severance indemnities is secured by operational grants. The estimated amount of retirement benefits is reported as Provision for retirement benefits and Contra-accounts for provision for retirement benefits. Therefore, an equal amount is accrued for both accounts. The financial source for defined benefit corporate pension plan insurance fees and reserve shortfall is secured by operational grants. Therefore, an equal amount of Provision for retirement benefits is accrued as Contra-accounts for provision for retirement benefits.

5.	Basis and standard for the accrual of allowance and loss contingencies

Allowance for loan losses

To provide for loan losses, JICA records the estimated amount of default as an allowance, taking into account the transition rate to delinquent loans for the ordinary loans. For doubtful loans, collectability is taken into consideration individually and the estimated amount of default is recorded as an allowance.

6.	Standard and method for the valuation of inventories

Stored goods

Stored goods valuation is based on the lower of cost or market using the first-in, first-out (FIFO) method.

7.	Translation standard for foreign currency-denominated assets and liabilities into yen

Foreign currency monetary claims and liabilities are translated into Japanese yen at the spot exchange rate at the balance sheet date. Exchange differences are recognized in profit or loss.

8.	Accounting treatment for consumption taxes

Consumption taxes and local consumption taxes are included in transaction amounts.

9.	Accounting principles and procedures to be adopted in cases where the accounting treatment is not clearly defined in the relevant accounting standards

Accounting treatment for grant aid

Funds received from the Japanese government for grant aid are recorded as Funds for grant aid in current liabilities at the time of receipt.

Subsequently, when funds are granted to the government of the recipient countries, in accordance with their purposes, they are recorded in operating expenses as Expenses for grant aid. The same amount is transferred from current liabilities to Revenues from grant aid in ordinary income.

(Change in accounting policies)

Effective the fiscal year ended March 31, 2024, the revised revenue recognition standard in accordance with the “Accounting Standards for Incorporated Administrative Agencies, etc.” has been adopted.

This had no effect on the financial statements for the fiscal year ended March 31, 2024.

Notes to the financial statements

General Account

(Balance Sheet)

1.	Donated funds for grant aid

Grant aid is received in the form of donated funds from the government of Japan. JICA administers this grant aid based on grant agreements with the government of the recipient country. At the end of the fiscal year 2023, the outstanding balance of unexecuted grant agreements stood at ¥299,506,903,931.

2.	Assets acquired through the investment from the government to Incorporated Administrative Agency

Of accumulated other administrative service operation cost, the amount of assets acquired through the investment from the government is ¥25,476,943,913.

(Statement of Administrative Service Operation Cost)

1.	Cost being borne by the public for the operation of Incorporated Administrative Agency

Administrative service operation cost	¥318,562,935,163
Self-revenues, etc.	¥(2,276,753,638)
Opportunity cost	¥277,374,896
Cost being borne by the public for the operation of Incorporated Administrative Agency	¥316,563,556,421

2.	Method for computing opportunity cost

(1)	Interest rate used to compute opportunity cost concerning government investment

0.725% with reference to the yield of 10-year fixed-rate Japanese government bonds at March 29, 2024.

(2)	Method for computing opportunity cost for public officers temporarily transferred to JICA

Of the estimated increase in retirement allowance during service rendered in JICA, costs are calculated in accordance with JICA’s internal rules.

(Statement of Cash Flows)

The funds shown in the statement of cash flows consist of cash, deposit accounts, and checking accounts.

1.	Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2024)
Cash and deposits	¥243,191,317,787
Time deposits	¥(6,190,000,000)
Ending balance of funds	¥237,001,317,787

2.	Description of significant non-cash transactions

(1)	Assets acquired under finance leases

Tools, furniture, and fixtures	¥96,329,376

(Financial Instruments)

1.	Status of financial instruments

The General Account’s fund management is limited to short-term deposits and public and corporate bonds while fund-raising consists mainly of operational grants approved by the competent minister. The General Account does not borrow from the government fund for Fiscal Investment and Loan Program (FILP), nor does it borrow funds from financial institutions or issue FILP Agency Bonds.

2.	Fair value of financial instruments

Cash is excluded from the note, as well as Deposits and Accounts payable because they are settled in a short period, and thus their fair value approximates their carrying amount.

(Retirement benefits)

1.	Overview of retirement benefit plans

To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

2.	Defined benefit pension plan

(1)	The changes in the retirement benefit obligation are as follows:

(Unit: Yen)
Retirement benefit obligation at the beginning of the fiscal year	23,186,645,519
Current service cost	968,383,754
Interest cost	118,481,420
Actuarial differences	(1,066,550,274)
Retirement benefit paid	(1,085,934,917)
Past service cost	0
Contribution by employees	58,749,584
Retirement benefit obligation at the end of the fiscal year	22,179,775,086

(2)	The changes in the plan assets are as follows:

(Unit: Yen)
Plan assets at the beginning of the fiscal year	9,925,474,553
Expected return on plan assets	195,964,498
Actuarial differences	1,223,020,082
Contribution by the company	394,786,145
Retirement benefit paid	(401,846,607)
Contribution by employees	58,749,584
Plan assets at the end of the fiscal year	11,396,148,255

(3)	Reconciliation of the retirement benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)
Funded retirement benefit obligation	8,847,495,433
Plan assets	(11,396,148,255)
Unfunded benefit obligations of funded pension plan	(2,548,652,822)
Unfunded benefit obligations of unfunded pension plan	13,332,279,653
Subtotal	10,783,626,831
Unrecognized actuarial differences	0
Unrecognized past service cost	0
Net amount of assets and liabilities in the balance sheets	10,783,626,831
Provision for retirement benefits	13,332,279,653
Prepaid pension expenses	2,548,652,822
Net amount of assets and liabilities in the balance sheets	10,783,626,831

(4)	Components of retirement benefit expenses

(Unit: Yen)
Current service cost	968,383,754
Interest cost	118,481,420
Expected return on plan assets	(195,964,498)
Realized actuarial differences	(2,289,570,356)
Amortization of past service cost	0
Extraordinary additional retirement payments	0
Total	(1,398,669,680)

(5)	Major components of plan assets

Percentages of components to the total are as follows:
Bonds	42%
Stocks	45%
General account of life insurance company	4%
Others	9%
Total	100%

(6)	Method of determining the long-term expected rate of return on plan assets

The long-term expected rate of return on plan assets is determined based on components of plan assets, the actual historical returns, and market condition and other factors.

(7)	Assumptions used

Principal assumptions used in actuarial calculations at the end of the fiscal year

Discount rate	Defined benefit corporate pension plan	1.07%
	Retirement benefits	0.74%
Long-term expected rate of return on plan assets		2.00%

3.	Defined contribution plan

  The amount of contribution required to be made to the defined contribution plan is ¥44,749,764.

(Lease transactions)

1.	Future minimum lease payments related to operating lease transactions

Future minimum lease payments due within one year of the balance sheet date	¥3,722,400
Future minimum lease payments corresponding to periods more than one year from the balance sheet date	¥9,926,400

2.	The impact of the finance lease transactions on the profit or loss in the current fiscal year was ¥2,740,905. Total income for the current fiscal year after the deduction of this amount was ¥4,651,960,457.

(Asset retirement obligations)

1.	Overview of asset retirement obligations

In accordance with a building lease agreement, JICA has the obligation to restore the head office building to its original state. Restoration costs are reasonably estimated and recognized as asset retirement obligations.

2.	Amount and calculation method of asset retirement obligations

The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate between (0.048)% and 0.529%.

3.	Changes in the total amount of asset retirement obligations in the current fiscal year

(Unit: Yen)
Balance at the beginning of the fiscal year	400,933,583
Increase related to acquisition of tangible assets	-
Adjustment resulting from passage of time	(59,908)
Decrease due to settlement of asset retirement obligations	-
Balance at the end of the fiscal year	400,873,675

(Significant contractual liabilities)

The amount of Significant contractual liabilities expected to be paid from the following fiscal year is ¥6,159,447,525.

(Significant subsequent events)

Not applicable

The Accompanying Supplementary Schedules

General Account

(1)  Details of acquisition and disposal of non-current assets, depreciation (including depreciation not included in expenses, in accordance with “No. 87, Accounting for the Depreciation of Specific Depreciable Assets” and “No. 91, Accounting for Specific Removal Costs, etc., associated with Asset Retirement Obligations”), and accumulated impairment losses

(Unit: Yen)

						Accumulated depreciation		Accumulated impairment losses
Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period		Depreciation during the period		Impairment losses during the period	Net assets at the end of the period	Remarks
Tangible assets (Depreciation included in expenses)	Buildings	4,069,060,130	294,300,062	69,620,610	4,293,739,582	1,380,379,840	254,297,994	0	0	2,913,359,742
	Structures	228,177,194	1,204,614	1,677,641	227,704,167	124,384,569	14,066,488	0	0	103,319,598
	Machinery and equipment	209,384,052	3,032,458	1,339,954	211,076,556	144,462,339	15,463,334	0	0	66,614,217
	Vehicles	2,358,759,286	138,791,731	57,996,068	2,439,554,949	1,740,299,899	196,169,634	0	0	699,255,050
	Tools, furniture, and fixtures	2,121,254,845	187,135,401	180,152,333	2,128,237,913	1,292,551,675	237,080,024	0	0	835,686,238
	Total	8,986,635,507	624,464,266	310,786,606	9,300,313,167	4,682,078,322	717,077,474	0	0	4,618,234,845
Tangible assets (Depreciation not included in expenses)	Buildings	39,597,226,751	689,558,338	294,555,714	39,992,229,375	20,678,978,719	1,062,266,895	0	0	19,313,250,656
	Structures	1,366,476,565	5,657,080	53,220,628	1,318,913,017	1,054,504,646	23,381,071	0	0	264,408,371
	Machinery and equipment	56,681,993	0	897,755	55,784,238	48,720,143	599,505	0	0	7,064,095
	Vehicles	2,988,727	0	0	2,988,727	2,689,854	0	0	0	298,873
	Tools, furniture, and fixtures	355,650,442	0	1,643,879	354,006,563	171,836,398	0	0	0	182,170,165
	Total	41,379,024,478	695,215,418	350,317,976	41,723,921,920	21,956,729,760	1,086,247,471	0	0	19,767,192,160
Tangible assets (Non-depreciable assets)	Land	14,177,935,458	0	0	14,177,935,458	0	0	8,710,639	0	14,169,224,819
	Construction in progress	649,624,096	1,626,311,360	574,650,029	1,701,285,427	0	0	0	0	1,701,285,427
	Total	14,827,559,554	1,626,311,360	574,650,029	15,879,220,885	0	0	8,710,639	0	15,870,510,246
Total tangible assets	Buildings	43,666,286,881	983,858,400	364,176,324	44,285,968,957	22,059,358,559	1,316,564,889	0	0	22,226,610,398
	Structures	1,594,653,759	6,861,694	54,898,269	1,546,617,184	1,178,889,215	37,447,559	0	0	367,727,969
	Machinery and equipment	266,066,045	3,032,458	2,237,709	266,860,794	193,182,482	16,062,839	0	0	73,678,312
	Vehicles	2,361,748,013	138,791,731	57,996,068	2,442,543,676	1,742,989,753	196,169,634	0	0	699,553,923
	Tools, furniture, and fixtures	2,476,905,287	187,135,401	181,796,212	2,482,244,476	1,464,388,073	237,080,024	0	0	1,017,856,403
	Land	14,177,935,458	0	0	14,177,935,458	0	0	8,710,639	0	14,169,224,819
	Construction in progress	649,624,096	1,626,311,360	574,650,029	1,701,285,427	0	0	0	0	1,701,285,427
	Total	65,193,219,539	2,945,991,044	1,235,754,611	66,903,455,972	26,638,808,082	1,803,324,945	8,710,639	0	40,255,937,251
Intangible assets (Depreciation included in expenses)	Trademark rights	11,290,558	0	0	11,290,558	8,085,571	564,443	0	0	3,204,987
	Software	5,888,998,672	575,546,233	1,292,679,106	5,171,865,799	3,820,226,087	1,168,647,378	0	0	1,351,639,712
	Total	5,900,289,230	575,546,233	1,292,679,106	5,183,156,357	3,828,311,658	1,169,211,821	0	0	1,354,844,699
Intangible assets (Depreciation not included in expenses)	Trademark rights	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0
	Total	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0
Intangible assets (Non-depreciable assets)	Telephone subscription rights	969,150	0	0	969,150	0	0	0	0	969,150
	Software in progress	703,705,918	1,137,546,573	305,284,148	1,535,968,343	0	0	0	0	1,535,968,343
	Total	704,675,068	1,137,546,573	305,284,148	1,536,937,493	0	0	0	0	1,536,937,493
Total intangible assets	Trademark rights	12,430,108	0	0	12,430,108	9,225,121	564,443	0	0	3,204,987
	Telephone subscription rights	969,150	0	0	969,150	0	0	0	0	969,150
	Software	5,888,998,672	575,546,233	1,292,679,106	5,171,865,799	3,820,226,087	1,168,647,378	0	0	1,351,639,712
	Software in progress	703,705,918	1,137,546,573	305,284,148	1,535,968,343	0	0	0	0	1,535,968,343
	Total	6,606,103,848	1,713,092,806	1,597,963,254	6,721,233,400	3,829,451,208	1,169,211,821	0	0	2,891,782,192
Investments and other assets	Long-term deposits	192,000,000	0	190,000,000	2,000,000	0	0	0	0	2,000,000
	Long-term loans for development projects	52,000,000	0	6,500,000	45,500,000	0	0	0	0	45,500,000
	Long-term loans for emigration projects	57,183,730	2,985,721	39,595,565	20,573,886	0	0	0	0	20,573,886
	Allowance for loan losses	(57,144,618)	(381,304)	(39,595,565)	(17,930,357)	0	0	0	0	(17,930,357)
	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	78,020,538	0	47,458,359	30,562,179	0	0	0	0	30,562,179
	Allowance for loan losses	(78,020,538)	0	(47,458,359)	(30,562,179)	0	0	0	0	(30,562,179)
	Long-term prepaid expenses	15,255,468	2,412,194	13,337,040	4,330,622	0	0	0	0	4,330,622
	Expected amount to be granted from the national budget	2,262,964	0	2,262,964	0	0	0	0	0	0
	Long-term guarantee deposits	1,692,084,737	91,812,901	67,928,174	1,715,969,464	0	0	0	0	1,715,969,464
	Prepaid pension expenses	0	2,733,185,375	184,532,553	2,548,652,822	0	0	0	0	2,548,652,822
	Contra-accounts for provision for retirement benefits	13,261,170,966	939,729,550	868,620,863	13,332,279,653	0	0	0	0	13,332,279,653
	Total	15,214,813,247	3,769,744,437	1,333,181,594	17,651,376,090	0	0	0	0	17,651,376,090

(Note) Contra-accounts for provision for retirement benefits is described in No. 4 of Significant Accounting Policies.

General Account

(2)  Details of inventories

(Unit: Yen)

		Increase during the period		Decrease during the period
Type	Balance at the beginning of the period	Purchase, manufacturing and transfer for the current fiscal year	Others	Delivery and transfer	Others	Balance at the end of the period	Remarks
Stored goods	389,807,208	525,277,694	12,514,935	55,968,580	50,298,280	821,332,977
Stockpile	389,807,208	525,277,694	12,514,935	55,968,580	50,298,280	821,332,977
Japan	51,423,676	0	0	0	0	51,423,676
USA	147,001,097	47,306,692	0	0	0	194,307,789
Republic of Singapore	125,154,457	240,668,154	0	5,983,031	22,873,080	336,966,500
UAE	56,161,018	237,302,848	12,514,935	49,985,549	27,425,200	228,568,052
Republic of Palau	5,076,454	0	0	0	0	5,076,454
Republic of Marshall Islands	4,990,506	0	0	0	0	4,990,506
Payments for uncompleted contracted programs	540,442,429	150,185,399	0	183,391,896	0	507,235,932
Total	930,249,637	675,463,093	12,514,935	239,360,476	50,298,280	1,328,568,909

General Account

(3)  Details of loans

(Unit: Yen)

	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period
Classification			Collection	Others		Remarks
Other short-term loans
Loans for development projects	6,500,000	6,500,000	6,500,000	0	6,500,000
Loans for emigration projects	63,455	673,787	63,455	(39,468)	713,255
Subtotal	6,563,455	7,173,787	6,563,455	(39,468)	7,213,255

Other long-term loans
Loans for development projects	52,000,000	0	0	6,500,000	45,500,000
Loans for emigration projects	135,204,268	14,441,241	42,129,229	56,380,215	51,136,065
Subtotal	187,204,268	14,441,241	42,129,229	62,880,215	96,636,065

Total	193,767,723	21,615,028	48,692,684	62,840,747	103,849,320

(Note) “Others” shown under “Decrease during the period” is due to transfer from long-term to short-term loans, debt relief/reduction, year-end translation difference, etc.

General Account

(4) Details of provisions

(Unit: Yen)

	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period
Classification			Intended use	Others		Remarks
Provision for bonuses	1,364,163,199	1,400,452,752	1,364,163,199	0	1,400,452,752
Total	1,364,163,199	1,400,452,752	1,364,163,199	0	1,400,452,752

General Account

(5) Details of allowance for loan losses, etc.

(Unit: Yen)

	Balance of loans, etc.			Balance of allowance for loan losses
Classification	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Remarks
(Development projects)
Short-term loans for development projects	6,500,000	0	6,500,000	0	0	0
Ordinary loans	6,500,000	0	6,500,000	0	0	0	Breakdown of the preservation of claims for the year-end balance of loans is as follows: Joint and several guarantee ¥6,500,000
Long-term loans for development projects	52,000,000	(6,500,000)	45,500,000	0	0	0
Ordinary loans	52,000,000	(6,500,000)	45,500,000	0	0	0	Breakdown of the preservation of claims for the year-end balance of loans is as follows: Joint and several guarantee ¥45,500,000
(Development projects in total)	58,500,000	(6,500,000)	52,000,000	0	0	0

(Emigration projects)
Short-term loans for emigration projects	63,455	649,800	713,255	14,861	77,505	92,366
Ordinary loans	63,455	649,800	713,255	14,861	77,505	92,366
Long-term loans for emigration projects	135,204,268	(84,068,203)	51,136,065	135,165,156	(86,672,620)	48,492,536
Ordinary loans	51,073	2,985,721	3,036,794	11,961	381,304	393,265
Doubtful loans	57,132,657	(39,595,565)	17,537,092	57,132,657	(39,595,565)	17,537,092
Claims probable in bankruptcy, claims probable in rehabilitation, and other	78,020,538	(47,458,359)	30,562,179	78,020,538	(47,458,359)	30,562,179
(Emigration projects in total)	135,267,723	(83,418,403)	51,849,320	135,180,017	(86,595,115)	48,584,902
Total	193,767,723	(89,918,403)	103,849,320	135,180,017	(86,595,115)	48,584,902

(Note) Standard for appropriation of allowance for loan losses is described in No. 5 of Significant Accounting Policies.

General Account

(6) Details of provision for retirement benefits

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Total retirement benefit obligations	23,186,645,519	79,064,484	1,085,934,917	22,179,775,086
Retirement benefits	13,076,638,413	939,729,550	684,088,310	13,332,279,653
Defined benefit corporate pension plan	10,110,007,106	(860,665,066)	401,846,607	8,847,495,433
Unrecognized past service cost and unrecognized actuarial differences	0	0	0	0
Plan assets	9,925,474,553	1,872,520,309	401,846,607	11,396,148,255
Provision for retirement benefits	13,261,170,966	939,729,550	868,620,863	13,332,279,653
Prepaid pension expenses	0	2,733,185,375	184,532,553	2,548,652,822

General Account

(7) Details of asset retirement obligations

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Obligations of restoration to original state based on a building lease agreement	400,933,583	0	59,908	400,873,675	Specified expenses in Accounting Standards for Incorporated Administrative Agencies No. 91

General Account

(8) Details of capital surplus

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Facility expenses	4,662,606,013	695,215,418	0	5,357,821,431	Increase due to acquisition of non-current assets
Operational grants	98,208,983	0	0	98,208,983
Donations and others	2,000,000	0	0	2,000,000
Capital reduction	3,605,147,304	0	0	3,605,147,304
Specified assets in Accounting Standards for Incorporated Administrative Agencies No. 87	(122,494,000)	0	0	(122,494,000)
Lease contracts	(113,690,859)	0	0	(113,690,859)
Reserve fund carried over from the previous Mid-term Objective period	466,129,672	0	0	466,129,672
Total	8,597,907,113	695,215,418	0	9,293,122,531

General Account

(9) Details of operational grant liabilities, transfer for the current period, etc.

1. Details of changes in operational grant liabilities	(Unit: Yen)
		Transfer for the current period
Balance at the beginning of the period	Operational grants for the current period	Revenues from operational grants	Contra-accounts for assets funded by operational grants	Capital surplus	Subtotal	Offset by contra-accounts for provision	Balance at the end of the period
63,662,403,204	173,274,334,000	157,266,602,938	2,383,060,238	0	159,649,663,176	2,443,037,654	74,844,036,374

2. Details of the transfer amount from operational grant liabilities and the main usage

(1) Details of the transfer amount to operational grant revenue and the main usage	(Unit: Yen)
		Main usages of operational grants
Classification	Revenues from operational grants	Expenses	Main usages

Transfer based on operation achievement method
Priority development cooperation issues	109,791,840,094	109,791,448,096	Personnel expenses: ¥11,054,237,843, Outsourcing expenses: ¥49,555,763,753, Other expenses: ¥49,181,446,500
JICA Development Studies	7,996,318,711	7,996,318,711	Personnel expenses: ¥841,253,615, Fees paid to experts: ¥1,259,961,153, Other expenses: ¥5,895,103,943
Partnerships with the private sector	4,368,747,448	4,368,747,448	Personnel expenses: ¥548,296,057, Outsourcing expenses: ¥3,182,227,293, Other expenses: ¥638,224,098
Partnerships with various development partners	19,817,574,187	19,809,294,015	Personnel expenses: ¥2,184,646,077, Fees paid to experts: ¥5,969,709,810, Other expenses: ¥11,654,938,128
Strengthening foundations for operational implementation	3,684,445,088	3,683,741,233	Personnel expenses: ¥477,745,895, Fees paid to experts: ¥1,994,843,362, Other expenses: ¥1,211,151,976
Common	131,734,390	23,010,987	Personnel expenses: ¥23,010,987
Transfer based on term method
Common	10,895,954,252	10,616,484,444	Personnel expenses: ¥585,467,777, Rents: ¥614,628,352, Other expenses: ¥9,416,388,315
Transfer based on the related expenses are incurred
Disaster relief activities	579,988,768	579,988,768	Outsourcing expenses: ¥179,793,091, Rents: ¥72,235,496, Other expenses: ¥327,960,181
Total	157,266,602,938	156,869,033,702

(2) Details of transfer amount to contra-accounts for assets funded by operational grants and main usages	(Unit: Yen)

	Transfer amount to contra-accounts for assets funded by operational grants
Segment	Transfer amount	Main usages
Priority development cooperation issues	1,282,438,440	Software in progress: ¥794,297,100 Software: ¥129,930,973 Others: ¥358,210,367
JICA Development Studies	93,192,490	Software in progress: ¥60,447,886 Software: ¥9,888,054 Others: ¥22,856,550
Partnerships with the private sector	60,739,204	Software in progress: ¥39,397,557 Software: ¥6,444,645 Others: ¥14,897,002
Partnerships with various development partners	249,868,036	Software in progress: ¥156,976,724 Software: ¥25,678,223 Others: ¥67,213,089
Strengthening foundations for operational implementation	592,421,734	Stored goods: ¥486,717,964 Software in progress: ¥81,453,088 Others: ¥24,250,682
Common	104,400,334	Software: ¥71,849,317 Software in progress: ¥25,829,689 Others: ¥6,721,328
Total	2,383,060,238

3. Details of offset by contra-accounts for provision	(Unit: Yen)
	Offset by provision of allowance
Segment	Offset amount	Details of offset
Priority development cooperation issues	1,105,221,383	Contra-accounts for provision for bonuses: ¥855,087,330 Contra-accounts for provision for retirement benefits: ¥250,134,053
JICA Development Studies	84,109,958	Contra-accounts for provision for bonuses: ¥65,074,166 Contra-accounts for provision for retirement benefits: ¥19,035,792
Partnerships with the private sector	54,819,567	Contra-accounts for provision for bonuses:¥42,412,785 Contra-accounts for provision for retirement benefits: ¥12,406,782
Partnerships with various development partners	220,292,617	Contra-accounts for provision for bonuses: ¥170,858,691 Contra-accounts for provision for retirement benefits: ¥49,433,926
Strengthening foundations for operational implementation	92,470,374	Contra-accounts for provision for bonuses: ¥72,727,874 Contra-accounts for provision for retirement benefits: ¥19,742,500
Common	886,123,755	Contra-accounts for provision for bonuses: ¥158,002,353 Contra-accounts for provision for retirement benefits: ¥728,121,402
Total	2,443,037,654

4. Details of the balance of operational grant liabilities	(Unit: Yen)
Balance of operational grant liabilities		Reasons for the accrual of balance and revenue generation plan
Balance in relation to operations to which the revenue recognition method based on operation achievement is applied	73,285,809,782	The balance of operational grant liabilities carried forward to the next fiscal year and revenue generation plan are as follows.
(1) Priority development cooperation issues
A part of technical cooperation projects and training programs to solve development issues in developing regions will be implemented in the next fiscal year due to the circumstances of the partner countries and delays in equipment procurement and others. Hence, ¥66,383,990,378 (including advanced payments and others ¥11,409,380,584) will be transferred to revenue in the next fiscal year.
(2) JICA Development Studies
In JICA Development Studies Program, which is a program to prepare future leaders in development, a part of the projects to accept training participant will be implemented in the next fiscal year due to the circumstances of the partner countries and the partners which accept the trainees. Hence, ¥701,557,338 (including advanced payments and others ¥18,024,046) will be transferred to revenue in the next fiscal year.
(3) Partnerships with the private sector
In partnerships with the private sectors which promote development cooperation using private sector’s technologies, products, systems, funds, etc., small business, and SDGs support projects, a part of research and demonstration projects will be implemented in the next fiscal year due to the circumstances of the partner countries. Hence, ¥991,047,804 (including advanced payments and others ¥261,830,393) will be transferred to revenue in the next fiscal year.
(4) Partnerships with various development partners
In civil participation programs which promote citizens to participate in development cooperation and science and technology cooperation, a part of the cooperation programs will be implemented in the next fiscal year due to circumstances of the partner countries. Hence, ¥5,068,515,150 (including advanced payments and others ¥3,113,790,819) will be transferred to revenue in the next fiscal year.
(5) Strengthening foundations for operational implementation
		In human resource development and securing programs and project evaluation to promote the strengthening of foundations for operational implementation, a part of the programs will be implemented in the next fiscal year due to circumstances of the partner countries. Hence, ¥140,699,112 (including advanced payments and others ¥59,474,368) will be transferred to revenue in the next fiscal year.
Balance in relation to operations to which the revenue recognition method based on percentage of completion is applied	260,513,288	The revenue recognition method based on percentage of completion is applied for the disaster relief activities that occurred unexpectedly during the fiscal year.
		The carried over balance of Operational grant liabilities will be transferred to revenue in the next fiscal year.
Undistributed amount, etc.	1,297,713,304	Amount reserved to prepare for shortages in corporate operations: ¥750,000,000
		Amount spent in excess of the allocated amount during the current Mid-term Objective period: ¥547,713,304 (will be transferred to revenue in the last year of Mid-term Objective period.)
Total	74,844,036,374

General Account

(10) Details of facility expenses

(Unit : Yen)

		Breakdown of the accounting treatment mentioned on the left side				Remarks
Classification	Amount granted in the current period	Contra-accounts for construction in progress funded by subsidy for facilities	Capital surplus	Revenues from subsidy for facilities	Expected amount to be granted from the national budget
Program to improve domestic offices	1,996,827,278	1,579,956,430	277,930,418	136,677,466	2,262,964
Total	1,996,827,278	1,579,956,430	277,930,418	136,677,466	2,262,964

General Account

(11) Details of remunerations and salaries of officers and employees

(Unit: Thousands of yen, persons)

	Remunerations or salaries		Retirement benefits
Classification	Payment amount	Number of people	Payment amount	Number of people
Officers	(3,253)	(1)	(-)	(-)
	174,476	12	20,487	6
Employees	(-)	(-)	(-)	(-)
	16,904,572	2,000	686,612	82
Total	(3,253)	(1)	(-)	(-)
	17,079,048	2,012	707,099	88

(Notes)	1.	Payment standard of remunerations and retirement benefits to officers
Remunerations and retirement benefits to officers are paid based on “Rules on Remuneration for Officers” and “Rules on Retirement Benefits for Officers” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

	2.	Payment standard of salaries and retirement benefits to employees
Salaries and retirement benefits to employees are paid based on “Rules on Salaries for Employees” and “Rules on Retirement Benefits for Employees” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

	3.	Number of people
As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers and employees during the period is used.

	4.	Others
Figures in parentheses ( ) indicate the number of part-time officers or employees classified as external members.

General Account

(12) Segment information to be disclosed

(Unit: Yen)

Classification	(1) Priority development cooperation issues	(2) JICA Development Studies	(3) Partnerships with the private sector	(4) Partnerships with various development partners	(5) Strengthening foundations for operational implementation	(6) Grant aid	(7) Contracted programs	(8) Other operations	Subtotal	(9) Corporate common expenses, etc.	Total
I. Administrative service operation cost
Expenses in the statement of income	113,792,398,856	8,659,870,380	5,644,163,309	22,488,761,443	4,917,919,458	150,077,608,771	214,377,501	61,821,527	305,856,921,245	11,536,596,799	317,393,518,044
Other administrative service operation costs
Depreciation not included in expenses	—	—	—	—	—	—	—	—	—	819,159,051	819,159,051
Interest expenses not included in expenses	—	—	—	—	—	—	—	—	—	(59,908)	(59,908)
Disposal and sale differential not included in expenses	—	—	—	—	—	—	—	—	—	350,317,976	350,317,976
Total other administrative service operation costs	—	—	—	—	—	—	—	—	—	1,169,417,119	1,169,417,119
Administrative service operation cost	113,792,398,856	8,659,870,380	5,644,163,309	22,488,761,443	4,917,919,458	150,077,608,771	214,377,501	61,821,527	305,856,921,245	12,706,013,918	318,562,935,163
II. Cost being borne by the public for the operation of Incorporated Administrative Agency	113,500,592,258	8,659,870,380	5,644,163,309	22,482,879,041	4,917,919,458	150,077,608,771	(4,876,253)	0	305,278,156,964	11,285,399,457	316,563,556,421
III. Operating expenses, revenues, and profits and losses
Operating expenses	113,792,398,856	8,659,870,380	5,644,163,309	22,488,761,443	4,917,919,458	150,077,608,771	214,377,501	61,821,527	305,856,921,245	136,677,466	305,993,598,711
Outsourcing expenses	52,780,727,995	568,409,216	3,761,168,820	6,089,073,747	1,177,202,145	0	75,440,874	9,720,508	64,461,743,305	136,677,466	64,598,420,771
Fees paid to experts	21,203,796,276	1,260,077,818	519,502,110	6,314,684,093	1,994,843,362	0	38,963,323	8,283,916	31,340,150,898	0	31,340,150,898
Travelling and transportation expenses	6,914,563,274	184,775,022	120,429,100	479,841,061	104,933,288	0	0	6,766,342	7,811,308,087	0	7,811,308,087
Personnel expenses	11,054,237,843	841,253,615	548,296,057	2,184,646,077	477,745,895	0	0	0	15,106,179,487	0	15,106,179,487
Rents	2,707,302,304	206,032,101	134,283,630	535,043,433	117,005,132	0	0	0	3,699,666,600	0	3,699,666,600
Fund provision	0	0	0	0	0	150,077,608,771	0	0	150,077,608,771	0	150,077,608,771
Other expenses	19,131,771,162	5,599,322,608	560,483,592	6,885,473,033	1,046,189,637	0	99,973,304	37,050,761	33,360,264,097	0	33,360,264,097
General administrative expenses	—	—	—	—	—	—	—	—	—	9,375,328,536	9,375,328,536
Fees paid to experts	—	—	—	—	—	—	—	—	—	747,745,222	747,745,222
Travelling and transportation expenses	—	—	—	—	—	—	—	—	—	614,628,352	614,628,352
Personnel expenses	—	—	—	—	—	—	—	—	—	608,478,764	608,478,764
Rents	—	—	—	—	—	—	—	—	—	1,070,451,735	1,070,451,735
Other expenses	—	—	—	—	—	—	—	—	—	6,334,024,463	6,334,024,463
Depreciation	—	—	—	—	—	—	—	—	—	1,886,289,295	1,886,289,295
Miscellaneous losses	0	0	0	0	0	0	0	0	0	772,944	772,944
Total	113,792,398,856	8,659,870,380	5,644,163,309	22,488,761,443	4,917,919,458	150,077,608,771	214,377,501	61,821,527	305,856,921,245	11,399,068,241	317,255,989,486
Operating revenues
Revenues from operational grants	109,791,840,094	7,996,318,711	4,368,747,448	19,817,574,187	4,264,433,856	0	0	0	146,238,914,296	11,027,688,642	157,266,602,938
Revenues from grant aid	0	0	0	0	0	150,077,608,771	0	0	150,077,608,771	0	150,077,608,771
Revenues from contracted programs	0	0	0	0	0	0	219,253,754	0	219,253,754	0	219,253,754
Revenues from on development projects	0	0	0	0	0	0	0	0	0	138,033	138,033
Revenues from emigration projects	0	0	0	0	0	0	0	0	0	5,405,949	5,405,949
Revenue from subsidy for facilities	0	0	0	0	0	0	0	0	0	136,677,466	136,677,466
Donations	0	0	0	0	0	0	0	61,821,527	61,821,527	0	61,821,527
Reversal of allowance for loan losses	0	0	0	0	0	0	0	0	0	42,530,687	42,530,687
Reversal of contra-accounts for assets	50,298,280	0	0	0	55,510,180	0	0	0	105,808,460	1,747,226,491	1,853,034,951
Revenues from contra-accounts for provision for bonuses	0	0	0	0	0	0	0	0	0	1,400,452,752	1,400,452,752
Revenues from contra-accounts for provision for retirement benefits	0	0	0	0	0	0	0	0	0	1,149,983,142	1,149,983,142
Financial revenues	0	0	0	0	0	0	0	0	0	435,934,621	435,934,621
Miscellaneous income	291,806,598	0	0	5,882,402	0	0	0	0	297,689,000	1,253,962,562	1,551,651,562
Total	110,133,944,972	7,996,318,711	4,368,747,448	19,823,456,589	4,319,944,036	150,077,608,771	219,253,754	61,821,527	297,001,095,808	17,200,000,345	314,201,096,153
Operating income or loss	(3,658,453,884)	(663,551,669)	(1,275,415,861)	(2,665,304,854)	(597,975,422)	0	4,876,253	0	(8,855,825,437)	5,800,932,104	(3,054,893,333)
Ⅳ. Extraordinary income or losses, etc.
Extraordinary losses	0	0	0	0	0	0	0	0	0	137,528,558	137,528,558
Extraordinary income	0	0	0	0	0	0	0	0	0	138,036,826	138,036,826
Net income or loss	(3,658,453,882)	(663,551,669)	(1,275,415,861)	(2,665,304,855)	(597,975,423)	0	4,876,253	0	(8,855,825,437)	5,801,440,372	(3,054,385,065)
Reversal of reserve fund carried over from the previous Mid-term Objective period	5,854,933,950	706,781	765,849,101	1,083,009,810	0	0	0	0	7,704,499,642	4,586,785	7,709,086,427
Total income or loss for the current fiscal year	2,196,480,068	(662,844,888)	(509,566,760)	(1,582,295,045)	(597,975,423)	0	4,876,253	0	(1,151,325,795)	5,806,027,157	4,654,701,362
V. Total assets
Cash and deposits	0	0	0	0	0	158,873,200,454	925,472,018	117,208,022	159,915,880,494	83,275,437,293	243,191,317,787
Advance payments	16,063,459,552	110,838	362,400,311	4,735,184,457	71,319,944	0	0	0	21,232,475,102	0	21,232,475,102
Buildings	0	0	0	0	0	0	0	0	0	22,226,610,398	22,226,610,398
Other assets	529,297,564	324,976,232	10,672,726	159,141,656	846,550,323	1,064,014	524,551,044	55,306,863	2,451,560,422	42,562,471,506	45,014,031,928
Total	16,592,757,116	325,087,070	373,073,037	4,894,326,113	917,870,267	158,874,264,468	1,450,023,062	172,514,885	183,599,916,018	148,064,519,197	331,664,435,215

(Note)1.	Segment classification and main descriptions

Operations are classified into seven segments in accordance with descriptions of the Mid-term Plan based on operations specified in Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency. Operations in relation to donations and operations prescribed in Article 13 are organized as other operations.

1)	Priority development cooperation issues

2)	JICA Development Studies
3)	Partnerships with the private sector
4)	Partnerships with various development partners
5)	Strengthening foundations for operational implementation
6)	Grant aid
7)	Contracted programs

2.	Disclosure of operating expenses

Operating expenses are classified in Operating expenses in the Statement of Income according to their nature. Items that account for less than 5% of the total amount allocated to each segment are included in Other expenses. The relationship between Operating expenses in this list and Operating expenses in the Statement of Income is as follows:

1)	Priority development cooperation issues: amount of expenses for priority sectors and region
2)	JICA Development Studies: amount of expenses for JICA Development Studies

3)	Partnerships with the private sector: amount of expenses for private sector partnership

4)	Partnerships with various development partners: amount of expenses for domestic partnerships and foreign human resources programs

5)	Strengthening foundations for operational implementation: amount of expenses for strengthening foundations for operational implementation

6)	Grant aid: amount of expenses for grant aid

7)	Contracted programs: amount of expenses for contracted programs

8)	Other operations: amount of expenses for donation projects

9)	Corporate common expenses, etc.: amounts of facility expenses

(2)	Personnel expenses and Rents which are recorded in Administrative service operation cost and General administrative expenses that have been classified as corporate common expenses, etc. cannot be allocated to each segment due to the following reasons:

1)	Personnel expenses: employees are in charge of several operations and their involvement in each operation is not uniform.

2)	Rents: a wide variety of buildings are included in target property and they are used for multiple operations.

3.	Assets are listed in accordance with the accounts in the balance sheet. Items that account for less than 5% of total assets are included in other assets.

4.	Because Operating expenses for 1) Priority development cooperation issues and 4) Partnerships with various development partners are financed not only by operational grants but also by revenues from operations, the corresponding amounts are shown as Miscellaneous income, etc. in Operating revenues.

5.	“–” is shown in the columns of items which have been allocated only to corporate common expenses, etc., because they cannot be allocated to individual segments.

General Account

(13)  Details of grant-in-aid for scientific research

(Unit: Yen)

Classification	Amounts granted in the current period	Number of the projects	Remarks
Grant-in-Aid for Scientific	(300,000)	1
Research A	90,000
Grant-in-Aid for Scientific	(8,900,000)	1
Research B	2,670,000		Japan Society for the Promotion of Science
Grant-in-Aid for Scientific	(600,000)	1	Grant-in-Aid for Scientific Research
Research C	180,000
Grant-in-Aid for Young	(2,500,000)	2
Scientists	750,000
Total	(12,300,000)	5
	3,690,000

(Note) Amounts granted in the current period indicate the amounts equivalent to indirect expenses. The amounts equivalent to direct expenses are indicated in parentheses (  ).

General Account

(14) Details of main assets and liabilities other than those mentioned above

1. Cash and deposits

(Unit: Yen)

Classification	Amount	Remarks
Cash	2,882,618

Cash in foreign currency	46,858,221

Deposit accounts	231,566,251,075

Checking accounts	5,976,628

Deposit accounts in foreign currency	928,606,355

Checking accounts in foreign currency	4,450,742,890

Time deposits	6,190,000,000
Total	243,191,317,787

2. Advance payments

(Unit: Yen)

Classification	Amount	Counterparty	Remarks
Operating expenses	21,232,475,102	Nippon Koei Co., Ltd. and others
Total	21,232,475,102

3. Funds for grant aid

(Unit: Yen)

Classification	Amount	Counterparty	Remarks
Funds for grant aid	156,663,304,649	Republic of the Union of Myanmar and others
Total	156,663,304,649

4. Accounts payable

(Unit: Yen)

Classification	Amount	Counterparty	Remarks
Operating expenses	15,058,749,766	NEC Nexsolutions, Ltd. and others

General administrative expenses	1,903,023,259	Accenture Japan Ltd and others

Expenses for grant aid	2,210,959,819	Government of Republic of Senegal and others

Subsidy for facilities	1,175,229,979	Takasago Thermal Engineering Co., Ltd. and others

Expenses for contracted programs	1,576,209	Nissin Travel Service Co., Ltd. and others

Expenses for donation projects	6,548,913	Inna Project and others

Others	81,214,806	Japan International Cooperation Agency mutual aid association and others
Total	20,437,302,751

General Account

(15) Details of relevant public interest corporations

Corporation type and name	(Relevant public interest corporations, etc.)	(Relevant public interest corporations, etc.)
Items	Japan Overseas Cooperative Association	Hokkaido International Exchange and Cooperation Center
Outline of operations

(1) International cooperative activities in developing countries and activities pertaining to the promotion, promulgation, and edification of international exchange and global understanding.

(2) Assistance for postdisaster restoration and peace-building activities.

(3) Activities pertaining to cooperation and collaboration with international and domestic support agencies, international cooperation associations, and other institutions.

(4) Activities pertaining to support for the development of a multicultural symbiotic society and vitalization and internationalization of societies.

(5) Activities to support integrated community building and human resource development involving various sectors for the purpose of regional revitalization in cooperation in local communities.

1. Planning, support on coordination and implementation of project for the purpose of integrated community building including various sectors such as education, welfare service and industrial promotion

2. Category II social welfare services prescribed in article 2 of the Social Welfare Act

(a) Based on Child Welfare Act:

- day care services for handicapped children

- consultation services for handicapped children

- after-school child sound upbringing services

- regional base services of the child care support

- nursery center management services

(b) Based on act on Social Welfare for the Elderly

- senior in-home care services

- senior day-services

(c) Based on act to comprehensively support daily and social lives of persons with disabilities

- welfare services for persons with disabilities

- consultation support services

- services to support regional life

- management of community activity support centers

3. Activities to support employment by agricultural production, processing, sales, and outsourcing of agricultural operations

4. Human resource development and training

(6) Other activities necessary to achieve the objectives of the Association.

(1) Promotion of international exchanges (2) Promotion of international understanding (3) Promoting international cooperation (4) Other activities necessary for the fulfillment of public good
Name of officers	Number of officers: 8 Representative Director and President: Ryosei Oya Board member: Kazuto Kitano (Former Director General of the Nihonmatsu Training Center of JICA)	Number of officers: 26 President: Yasuhiro Tsuji

Association chart on transactions between relevant public interest corporations and JICA	(Operation Consignment)	(Operation Consignment)

Assets	4,386,618,690 yen	573,753,912 yen
Liabilities	2,423,430,760 yen	28,681,035 yen
(Statement of changes in net assets)
Balance of net assets at the beginning of the fiscal year	2,042,978,012 yen	541,353,031 yen

Changes in general net assets ○ Revenues • Subsidy received, etc. • Other revenues ○ Expenses	○ Revenues • Subsidy received, etc. • Other revenues ○ Expenses	80,364,431 yen 3,507,193,225 yen 3,698,327,627 yen	○ Revenues • Subsidy received, etc. • Other revenues ○ Expenses	88,033,177 yen 84,319,299 yen 174,001,493 yen
Changes in specified net assets ○ Revenues • Subsidy received, etc. • Other revenues ○ Expenses	○ Revenues • Subsidy received, etc. • Other revenues ○ Expenses	30,979,889 yen 0 yen 0 yen	○ Revenues • Subsidy received, etc. • Other revenues ○ Expenses	0 yen 5,368,863 yen 0 yen
Balance of net assets at the end of the fiscal year	1,963,187,930 yen	545,072,877 yen
(Statement of activities)
Balance of net assets at the beginning of the fiscal year	-	-
Total revenues for the current period	-	-
Total expenditures for the current period	-	-
Net balance of revenues and expenditures for the current period	-	-

Details of contributions and donations to basic funds of relevant public interest corporations, etc.

Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A	N/A
Details of receivables and payables to relevant public interest corporations	Accounts payable: 451,623,569 yen, Accounts receivable: N/A	N/A
Details of debt guarantee	N/A	N/A

	Total operating revenues:	3,382,929,377 yen		Total operating revenues:	65,473,884 yen
Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	(Breakdown: JICA transactions	1,592,019,588 yen	47.1%)	(Breakdown: JICA transactions	34,003,127 yen	51.9%)

	Competitive contract	(1,239,219,243 yen	77.8%)	Competitive contract	(0 yen	0.0%)
	Planning competition and public selection	(352,544,135 yen	22.1%)	Planning competition and public selection	(33,136,896 yen	97.5%)
	Non-competitive negotiated contracts	(0 yen	0.0%)	Non-competitive negotiated contracts	(0 yen	0.0%)
	Other	(256,210 yen	0.0%)	Other	(866,231 yen	2.5%)

(Note 1) The above amount pertains to the period from April 1, 2022, through March 31, 2023.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	The Association of Nikkei & Japanese Abroad				Kitakyushu International Techno-Cooperative Association
Outline of operations

(1) Support and promulgation of economic, cultural, educational, and social activities in cooperation with overseas and domestic Japan-related organizations or by itself.

(2) Cooperation pertaining to carrying out of international cooperative activities and international exchange activities.

(3) Collaboration with municipalities and international exchange associations

(4) Promulgation both at home and abroad of research outcomes and knowledge regarding activities pertaining international cooperation and international exchange endeavors

(5) Provision of information and collaboration regarding migration and overseas expansion of businesses

(6) Establishment and operation of centers for Japanese abroad

(7) Consultations and intermediation for and regarding Japanese abroad

(8) Publicity of and edification regarding situations in Japan

(9) Organizing of the convention of Nikkei and Japanese abroad

(10) Edification regarding investment from overseas, investment overseas, and businesses

(11) Other activities necessary for the fulfillment of public good

(1) Development of necessary research studies and educational curriculums, creation and undertaking of training programs, dispatch of experts, and transfer of technologies overseas

(2) Planning and undertaking of activities to promote international goodwill

(3) Planning and undertaking of other activities for the purpose of fulfilling the aims of this association

Name of officers	Number of officers: 17 Representative Director and President: Yoshihiro Murai				Number of officers: 11 President: Ikuya Yamamoto
Association chart on transactions between relevant public interest corporations and JICA	(Operation Consignment)				(Operation Consignment)
Assets	178,356,328 yen				634,307,041 yen
Liabilities	119,298,556 yen				21,730,388 yen
(Statement of changes in net assets)
Balance of net assets at the beginning of the fiscal year	66,295,641 yen				622,587,601 yen
Changes in general net assets
○ Revenues	○ Revenues				○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	0	yen		• Subsidy received, etc.	32,700,000	yen
• Other revenues	• Other revenues	350,381,931	yen		• Other revenues	153,600,431	yen
○ Expenses	○ Expenses	358,619,800	yen		○ Expenses	195,742,186	yen

Changes in specified net assets
○ Revenues	○ Revenues				○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	0	yen		• Subsidy received, etc.	0	yen
• Other revenues	• Other revenues	1,000,000	yen		• Other revenues	0	yen
○ Expenses	○ Expenses	0	yen		○ Expenses	569,193	yen

Balance of net assets at the end of the fiscal year	59,057,772 yen				612,576,653 yen
(Statement of activities)
Balance of net assets at the beginning of the fiscal year	-				-
Total revenues for the current period	-				-
Total expenditures for the current period	-				-
Net balance of revenues and expenditures for the current period	-				-

Details of contributions and donations to basic funds of relevant public interest corporations, etc.

Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A
Details of receivables and payables to relevant public interest corporations	Accounts payable: 22,342,696 yen, Accounts receivable: N/A				N/A
Details of debt guarantee	N/A				N/A
Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	Total operating revenues:	337,918,433 yen			Total operating revenues:	147,532,840 yen
	(Breakdown: JICA transactions	178,131,888	yen	52.7%)	(Breakdown: JICA transactions	120,540,713	yen	81.7%)
	Competitive contract	(30,194,171	yen	17.0%)	Competitive contract	(0	yen	0.0%)
	Planning competition and public selection	(14,367,685	yen	8.1%)	Planning competition and public selection	(120,532,213	yen	100.0%)
	Non-competitive negotiated contracts	(133,570,032	yen	75.0%)	Non-competitive negotiated contracts	(0	yen	0.0%)
	Other	(0	yen	0.0%)	Other	(8,500	yen	0.0%)
	(Note 1) The above amount pertains to the period from April 1, 2022, through March 31, 2023.				(Note 1) The above amount pertains to the period from April 1, 2022, through March 31, 2023.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Japan International Medical TEchnology Foundation				International Center for Environmental Technology Transfer
Outline of operations

(1) Training for overseas experts in the medical technology field

(2) Dispatch of Japanese medical technology and related experts overseas

(3) International cooperation activities with domestic and overseas medical-related organizations

(4) Research and enlightenment activities for domestic and overseas medical technology

(5) Disaster medical activities

(6) Other activities necessary for the achievement of objectives of this corporate body

(1) Workshop and training on environmental conservation

(2) Research and analysis on environmental conservation

(3) International cooperation and coordination on environmental conservation

(4) Information dissemination and awareness-raising on environmental conservation

(5) Rental of facilities and equipment owned by this corporation

(6) Other activities necessary for the achievement of objectives of this corporate body

Name of officers	Number of officers: 16 Representative Director and Chairman: Shigeki Hayashi				Number of officers: 8 Foundation Chairman: Akihisa Mizuno
Association chart on transactions between relevant public interest corporations and JICA	(Operation Consignment)				(Operation Consignment)
Assets	50,790,856 yen				7,713,219,624 yen
Liabilities	16,201,688 yen				66,116,447 yen
(Statement of changes in net assets)
Balance of net assets at the beginning of the fiscal year	45,174,245 yen				7,448,724,347 yen
Changes in general net assets
○ Revenues	○ Revenues				○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	1,078,371	yen		• Subsidy received, etc.	65,234,831	yen
• Other revenues	• Other revenues	40,126,180	yen		• Other revenues	535,301,364	yen
○ Expenses	○ Expenses	47,689,675	yen		○ Expenses	302,499,805	yen

Changes in specified net assets
○ Revenues	○ Revenues				○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	0	yen		• Subsidy received, etc.	0	yen
• Other revenues	• Other revenues	0	yen		• Other revenues	0	yen
○ Expenses	○ Expenses	4,099,953	yen		○ Expenses	99,657,560	yen

Balance of net assets at the end of the fiscal year	34,589,168 yen				7,647,103,177 yen
(Statement of activities)
Balance of net assets at the beginning of the fiscal year	-				-
Total revenues for the current period	-				-
Total expenditures for the current period	-				-
Net balance of revenues and expenditures for the current period	-				-

Details of contributions and donations to basic funds of relevant public interest corporations, etc.

Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A
Details of receivables and payables to relevant public interest corporations	N/A				N/A
Details of debt guarantee	N/A				N/A
Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	Total operating revenues:	14,958,428 yen			Total operating revenues:	70,696,130 yen
	(Breakdown: JICA transactions	5,071,414	yen	33.9%)	(Breakdown: JICA transactions	28,914,351	yen	40.9%)
	Competitive contract	(0	yen	0.0%)	Competitive contract	(0	yen	0.0%)
	Planning competition and public selection	(5,071,414	yen	100.0%)	Planning competition and public selection	(28,385,251	yen	98.2%)
	Non-competitive negotiated contracts	(0	yen	0.0%)	Non-competitive negotiated contracts	(0	yen	0.0%)
	Other	(0	yen	0.0%)	Other	(529,100	yen	1.8%)
	(Note 1) The above amount pertains to the period from April 1, 2022, through March 31, 2023.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Pacific Resource Exchange Center				Overseas Agricultural Development Association
Outline of operations

(1) Fostering human resources to contribute mainly to the growth of developing countries, etc.

(2) Economic, cultural, and personal exchange activities mainly with developing countries, etc.

(3) Cultivating human resources tasked with economic, cultural, and personal exchange activities mainly with developing countries, etc.

(4) Gathering information and research/study related to economic cooperation

(5) Public awareness and publicity concerning the aforementioned activities

(6) Other activities necessary for the achievement of objectives of this corporate body

(1) Proposal regarding effective undertaking of overseas agricultural development cooperation

(2) Guidance and advice for overseas agricultural development cooperation by private-sector companies

(3) Cooperation for activities by the government and private-sector companies regarding overseas agricultural development cooperation

(4) Research and study regarding overseas agricultural development cooperation

(5) Gathering and providing of information regarding overseas agricultural development cooperation

(6) Carrying out of collaborative activities with community organizations regarding rural community promotion in Japan

(7) Capacity building and securing of personnel who engage in rural community promotion in Japan

(8) Activities for foreign technical intern training acceptance

(9) Establishment and operation of necessary facilities for aforementioned activities

(10) Other activities necessary to fulfill the aims of this organization

Name of officers	Number of officers: 19 Representative Director and President: Kiyoshi Otsubo				Number of officers: 9 Representative Director: Hidekazu Toyohara
Association chart on transactions between relevant public interest corporations and JICA	(Operation Consignment)				(Operation Consignment)
Assets	4,259,656,621 yen				60,067,601 yen
Liabilities	81,902,129 yen				31,605,005 yen
(Statement of changes in net assets)
Balance of net assets at the beginning of the fiscal year	4,387,750,549 yen				30,227,660 yen
Changes in general net assets
○ Revenues	○ Revenues				○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	0	yen		• Subsidy received, etc.	0	yen
• Other revenues	• Other revenues	127,039,794	yen		• Other revenues	159,927,349	yen
○ Expenses	○ Expenses	337,035,851	yen		○ Expenses	161,692,413	yen

Changes in specified net assets
○ Revenues	○ Revenues				○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	0	yen		• Subsidy received, etc.	0	yen
• Other revenues	• Other revenues	0	yen		• Other revenues	0	yen
○ Expenses	○ Expenses	0	yen		○ Expenses	0	yen

Balance of net assets at the end of the fiscal year	4,177,754,492 yen				28,462,596 yen
(Statement of activities)
Balance of net assets at the beginning of the fiscal year	-				-
Total revenues for the current period	-				-
Total expenditures for the current period	-				-
Net balance of revenues and expenditures for the current period	-				-

Details of contributions and donations to basic funds of relevant public interest corporations, etc.

Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A
Details of receivables and payables to relevant public interest corporations	Accounts payable: 21,685,275 yen, Accounts receivable: N/A				Accounts payable: N/A, Accounts receivable: 350,227 yen
Details of debt guarantee	N/A				N/A
Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	Total operating revenues:	50,730,766 yen			Total operating revenues:	158,253,919 yen
	(Breakdown: JICA transactions	38,023,758	yen	75.0%)	(Breakdown: JICA transactions	144,079,359	yen	91.0%)
	Competitive contract	(21,685,275	yen	57.0%)	Competitive contract	(0	yen	0.0%)
	Planning competition and public selection	(16,338,483	yen	43.0%)	Planning competition and public selection	(144,079,359	yen	100.0%)
	Non-competitive negotiated contracts	(0	yen	0.0%)	Non-competitive negotiated contracts	(0	yen	0.0%)
	Other	(0	yen	0.0%)	Other	(0	yen	0.0%)
	(Note 1) The above amount pertains to the period from April 1, 2022, through March 31, 2023.				(Note 1) The above amount pertains to the period from April 1, 2022, through March 31, 2023.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Supporting Organization of J.O.C.V.				Takikawa International Exchange Association
Outline of operations

(1) Activities for the diffusion of cooperation volunteers’ activities for awareness raising and for understanding promotion

(2) Activities for promoting participation in cooperation volunteers

(3) Activities for assisting cooperation volunteers’ local activities

(4) Activities for leveraging cooperation volunteers’ experience for society

(5) Social contribution projects based on collaboration with citizen volunteers

(6) Activities for placement and staffing

(7) Other activities necessary to achieve the objectives of this corporation

(1) Activities for international exchange

(2) Activities for international cooperation

(3) Activities for fostering international understanding

(4) Activities for promoting multiculturalism

(5) Other activities necessary to fulfill the purposes of the Association

Name of officers	Number of officers: 16 President and Representative Director: Yasuhiro Yamamoto Standing Director General: Kazuhisa Matsuoka (Former Senior Vice President of JICA)				Number of officers: 21 President: Norikazu Mizuguchi
Association chart on transactions between relevant public interest corporations and JICA	(Operation Consignment)				(Operation Consignment)
Assets	55,318,270 yen				54,554,172 yen
Liabilities	15,215,364 yen				3,445,385 yen
(Statement of changes in net assets)
Balance of net assets at the beginning of the fiscal year	39,477,951 yen				44,939,523 yen
Changes in general net assets
○ Revenues	○ Revenues				○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	3,000,000	yen		• Subsidy received, etc.	3,450,000	yen
• Other revenues	• Other revenues	128,963,223	yen		• Other revenues	43,193,431	yen
○ Expenses	○ Expenses	131,338,268	yen		○ Expenses	40,474,167	yen

Changes in specified net assets
○ Revenues	○ Revenues				○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	0	yen		• Subsidy received, etc.	0	yen
• Other revenues	• Other revenues	0	yen		• Other revenues	0	yen
○ Expenses	○ Expenses	0	yen		○ Expenses	0	yen

Balance of net assets at the end of the fiscal year	40,102,906 yen				51,108,787 yen
(Statement of activities)
Balance of net assets at the beginning of the fiscal year	-				-
Total revenues for the current period	-				-
Total expenditures for the current period	-				-
Net balance of revenues and expenditures for the current period	-				-

Details of contributions and donations to basic funds of relevant public interest corporations, etc.

Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A
Details of receivables and payables to relevant public interest corporations	Accounts payable: 12,603,718 yen, Accounts receivable: N/A				N/A
Details of debt guarantee	N/A				N/A
Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	Total operating revenues:	123,122,329 yen			Total operating revenues:	41,102,269 yen
	(Breakdown: JICA transactions	113,025,870	yen	91.8%)	(Breakdown: JICA transactions	33,809,327	yen	82.3%)
	Competitive contract	(107,236,016	yen	94.9%)	Competitive contract	(0	yen	0.0%)
	Planning competition and public selection	(0	yen	0.0%)	Planning competition and public selection	(33,809,327	yen	100.0%)
	Non-competitive negotiated contracts	(5,725,854	yen	5.1%)	Non-competitive negotiated contracts	(0	yen	0.0%)
	Other	(64,000	yen	0.1%)	Other	(0	yen	0.0%)

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Tokachi Regional Activation Support Organization				Japan Forest Technology Association
Outline of operations

(1) Business about local problem solution

(2) Business about activation of area

(3) Business related to employee training, recruitment activities, and internships at local companies

(4) Business of paid employment placement based on Employment Security Act

(5) Business of undertaking of various operations

(6) Business of renting various equipments, etc.

(7) Business of food produce and sales

(8) Other business required to achieve the purpose of the corporation

(1) Consideration and recommendations on forest policy based on scientific technology

(2) Development and promotion of forest technology

(3) Training and qualification of forest engineers

(4) Academic encouragement and organization of seminars, etc.

(5) Information collection, survey and research

(6) Support for the preparation of forest management plans, land survey and design

(7) Utilization and inspection of aerial photographs and satellite data

(8) Forest certification

(9) International cooperation and international exchange

(10) Publication and sale of forestry equipment and instruments

(11) Dispatch of forest engineers

(12) Other activities necessary to achieve the purpose of our association

Name of officers	Number of officers: 11 Chairman (Representative Director): Takeharu Matsumoto				Number of officers: 19 President: Takafumi Kojima
Association chart on transactions between relevant public interest corporations and JICA	(Operation Consignment)				(Operation Consignment)
Assets	15,169,469 yen				2,375,525,701 yen
Liabilities	19,364,313 yen				1,255,835,941 yen
(Statement of changes in net assets)
Balance of net assets at the beginning of the fiscal year	(4,397,834) yen				1,142,218,686 yen
Changes in general net assets
○ Revenues	○ Revenues				○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	0	yen		• Subsidy received, etc.	0	yen
• Other revenues	• Other revenues	53,496,756	yen		• Other revenues	2,056,303,147	yen
○ Expenses	○ Expenses	53,293,766	yen		○ Expenses	2,078,832,073	yen

Changes in specified net assets
○ Revenues	○ Revenues				○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	0	yen		• Subsidy received, etc.	0	yen
• Other revenues	• Other revenues	0	yen		• Other revenues	0	yen
○ Expenses	○ Expenses	0	yen		○ Expenses	0	yen

Balance of net assets at the end of the fiscal year	(4,194,844) yen				1,119,689,760 yen
(Statement of activities)
Balance of net assets at the beginning of the fiscal year	-				-
Total revenues for the current period	-				-
Total expenditures for the current period	-				-
Net balance of revenues and expenditures for the current period	-				-

Details of contributions and donations to basic funds of relevant public interest corporations, etc.

Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A
Details of receivables and payables to relevant public interest corporations	N/A				Accounts payable: 187,119,303 yen, Accounts receivable: N/A
Details of debt guarantee	N/A				N/A
Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	Total operating revenues:	52,739,429 yen			Total operating revenues:	1,906,608,845 yen
	(Breakdown: JICA transactions	36,114,290	yen	68.5%)	(Breakdown: JICA transactions	657,156,050	yen	34.5%)
	Competitive contract	(0	yen	0.0%)	Competitive contract	(55,875,573	yen	8.5%)
	Planning competition and public selection	(36,114,290	yen	100.0%)	Planning competition and public selection	(601,280,477	yen	91.5%)
	Non-competitive negotiated contracts	(0	yen	0.0%)	Non-competitive negotiated contracts	(0	yen	0.0%)
	Other	(0	yen	0.0%)	Other	(0	yen	0.0%)
					(Note 1) The above amount pertains to the period from April 1, 2022, through March 31, 2023.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Hitotsubashi University Collaboration Center				Foundation for Advanced Studies on International Development
Outline of operations

(1) Contracted research and joint research

(2) Planning, organizing and holding symposiums and conferences to disseminate research information

(3) Planning, drafting, and holding of various workshops, training sessions, seminars, and courses

(4) Planning, drafting, and implementation of education and training for human resource development of advanced professionals

(5) Consulting on management, legal, investment, financing and public policy

(6) Publication and dissemination of information

(7) Assistance in financing national university corporations

(8) In addition to the activities listed in the preceding items, other activities deemed appropriate to achieve the purposes of the corporation

(1) Cultivation of human resources for international development

(2) Research and surveys for international development and assistance policy

(3) Cooperation for advanced studies regarding international development

(4) Technical cooperation projects overseas

(5) Cooperation for private-sector business activities contributing to international development

(6) Dissemination of information, edification, and publicity regarding international development

(7) Activities in Japan drawing on insights from aforementioned activities

(8) Other activities necessary to fulfill the aims of this foundation

Name of officers	Number of officers: 9 President: Atsushi Yamada				Number of officers: 6 President: Tsuneo Sugishita
Association chart on transactions between relevant public interest corporations and JICA	(Operation Consignment)				(Operation Consignment)
Assets	46,898,528 yen				684,347,083 yen
Liabilities	28,848,611 yen				67,915,854 yen
(Statement of changes in net assets)
Balance of net assets at the beginning of the fiscal year	17,720,229 yen				615,209,865 yen
Changes in general net assets
○ Revenues	○ Revenues				○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	0	yen		• Subsidy received, etc.	1,000,000	yen
• Other revenues	• Other revenues	65,425,625	yen		• Other revenues	368,143,498	yen
○ Expenses	○ Expenses	65,095,937	yen		○ Expenses	367,922,134	yen

Changes in specified net assets
○ Revenues	○ Revenues				○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	0	yen		• Subsidy received, etc.	0	yen
• Other revenues	• Other revenues	0	yen		• Other revenues	0	yen
○ Expenses	○ Expenses	0	yen		○ Expenses	0	yen

Balance of net assets at the end of the fiscal year	18,049,917 yen				616,431,229 yen
(Statement of activities)
Balance of net assets at the beginning of the fiscal year	-				-
Total revenues for the current period	-				-
Total expenditures for the current period	-				-
Net balance of revenues and expenditures for the current period	-				-

Details of contributions and donations to basic funds of relevant public interest corporations, etc.

Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A
Details of receivables and payables to relevant public interest corporations	N/A				N/A
Details of debt guarantee	N/A				N/A
Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	Total operating revenues:	64,293,255 yen			Total operating revenues:	365,267,803 yen
	(Breakdown: JICA transactions	64,293,255	yen	100.0%)	(Breakdown: JICA transactions	315,645,873	yen	86.4%)
	Competitive contract	(0	yen	0.0%)	Competitive contract	(17,337,092	yen	5.5%)
	Planning competition and public selection	(64,293,255	yen	100.0%)	Planning competition and public selection	(257,081,017	yen	81.4%)
	Non-competitive negotiated contracts	(0	yen	0.0%)	Non-competitive negotiated contracts	(0	yen	0.0%)
	Other	(0	yen	0.0%)	Other	(41,227,764	yen	13.1%)
					(Note 1) The above amount pertains to the period from April 1, 2022, through March 31, 2023.

 General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	The Overseas Coastal Area Development Institute of Japan				Asia SEED
Outline of operations

(1) Research and studies for projects

1. Research and studies on global coastal area development and international logistics

2. Cooperative projects related to coastal development and logistics overseas

(2) International cooperation support activities

1. Transfer of Japanese technology concerning coastal development and logistics

2. Gathering and analyzing information on global coastal development and international logistics

(3) International exchange and publicity

1. Promotion of international relations with overseas researchers and experts on coastal development and logistics

2. Organizing of study sessions and lectures and publications on global coastal development and international logistics

3. Joint research on global coastal development and international logistics with domestic and overseas institutions

(4) Other activities necessary for fulfilling the aims of the Center

(1) Research, information collection and analysis of issues related to education, scientific technology, culture, economy and industry between Japan and Asian-Pacific region and other nations and proposals on these issues

(2) Development of cooperative projects and implementation of consulting on concrete issues based on the preceding article

(3) Promotion of interactions among government officers, educators, researchers and other people concerned by collaborative researches, seminars and similar activities

(4) Support on exchange of students and trainees between Japan and other nations

(5) Development of professional skills of international students and trainees and job placement to provide them employment opportunities

(6) Other related issues

Name of officers	Number of officers: 8 President: Koichi Miyake				Number of officers: 14 Chairman: Masahiro Hamano
Association chart on transactions between relevant public interest corporations and JICA	(Operation Consignment)				(Operation Consignment)
Assets	2,227,369,258 yen				348,013,364 yen
Liabilities	242,677,307 yen				34,603,979 yen
(Statement of changes in net assets)
Balance of net assets at the beginning of the fiscal year	1,890,465,050 yen				-
Changes in general net assets
○ Revenues	○ Revenues				○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	0	yen		• Subsidy received, etc.	-
• Other revenues	• Other revenues	1,050,059,517	yen		• Other revenues	-
○ Expenses	○ Expenses	955,832,616	yen		○ Expenses	-

Changes in specified net assets
○ Revenues	○ Revenues				○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	0	yen		• Subsidy received, etc.	-
• Other revenues	• Other revenues	0	yen		• Other revenues	-
○ Expenses	○ Expenses	0	yen		○ Expenses	-

Balance of net assets at the end of the fiscal year	1,984,691,951 yen				313,409,385 yen
(Statement of activities)
Balance of net assets at the beginning of the fiscal year	-				303,216,825 yen
Total revenues for the current period	-				289,657,576 yen
Total expenditures for the current period	-				279,465,016 yen
Net balance of revenues and expenditures for the current period	-				10,192,560 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc.

Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A
Details of receivables and payables to relevant public interest corporations	Accounts payable: 28,950,497 yen, Accounts receivable: N/A				N/A
Details of debt guarantee	N/A				N/A
Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	Total operating revenues:	1,032,288,184 yen			Total operating revenues:	289,603,965 yen
	(Breakdown: JICA transactions	561,144,478	yen	54.4%)	(Breakdown: JICA transactions	153,371,510	yen	53.0%)
	Competitive contract	(0	yen	0.0%)	Competitive contract	(61,646,981	yen	40.2%)
	Planning competition and public selection	(537,426,278	yen	95.8%)	Planning competition and public selection	(91,724,529	yen	59.8%)
	Non-competitive negotiated contracts	(23,718,200	yen	4.2%)	Non-competitive negotiated contracts	(0	yen	0.0%)
	Other	(0	yen	0.0%)	Other	(0	yen	0.0%)

(Note 1) Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities” (established as Act No.70 of 2011), the statement of activities is prepared.

(Note 2) The above amount pertains to the period from April 1, 2022, through March 31, 2023.

General Account
Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Kyushu International Cooperative Association				International Farmers Participation Technical Net-work
Outline of operations

(1) International cooperation and exchange activities for Kyushu and countries and regions in the world

(2) Human resource development, community development, and community building activities through international cooperation and exchanges

(3) Networking and promotion of collaboration with individuals who have experience in international cooperation, such as JICA Overseas Cooperation Volunteers

(4) Peace promotion activities based on human rights

(5) Other activities necessary for fulfilling the objectives set forth in Article 3

(6) Research and Studies, public relations and dissemination, awareness-raising, training and education activities concerning the operations listed in the preceding items

(7) Contracted operations and designated management activities related to the activities listed in the preceding items

(8) Activities of selling goods and publications and disseminating information to promote activities and business

(1) Activities regarding international cooperation

1. As support for small-scale farmers, development of appropriate technologies regarding upland crop, rice cultivation, vegetable cultivation, improvement of agricultural instruments, and irrigation

2. Gathering and providing information on agricultural technology for small-scale farmers

3. Survey of situations of local agriculture, and research and development for appropriate technologies

4. Capacity building of local residents and technological support

5. Training in Japan as well as at operation site

6. Support through dispatching experts

(2) Activities related to revitalization of economic activities

1. Cooperation for participatory rural development through appropriate agricultural technology

2. Cooperation for farmers to participate in local agricultural cooperatives, etc.

3. Cooperation for training of appropriate agricultural technology for local farmers

(3) Activities related to promotion of learning

1. Development, research, and study of appropriate technology for local small-scale farmers

2. Exchange with Japanese farmers, students and experts engaging in international cooperation

3. Support and cooperation to universities and research institutions

Name of officers	Number of board members: 17 Representative Director: Akinobu Yumiba

Number of officers: 6

President: Hai Sakurai

Director: Kazuo Nagai

(Former Director General of the Tsukuba Center of JICA)

Director: Yoshihiko Nishimura

(Former Deputy Director of the Tsukuba Center of JICA)

Auditor: Yoshiaki Karino

(Former Director General of the Kenya Office of JICA)

Association chart on transactions between relevant public interest corporations and JICA	(Operation Consignment)				(Operation Consignment)
Assets	34,179,850 yen				47,967,015 yen
Liabilities	14,596,719 yen				27,931,828 yen
(Statement of changes in net assets)
Balance of net assets at the beginning of the fiscal year	-				-
Changes in general net assets
○ Revenues	○ Revenues				○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	-			• Subsidy received, etc.	-
• Other revenues	• Other revenues	-			• Other revenues	-
○ Expenses	○ Expenses	-			○ Expenses	-

Changes in specified net assets
○ Revenues	○ Revenues				○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	-			• Subsidy received, etc.	-
• Other revenues	• Other revenues	-			• Other revenues	-
○ Expenses	○ Expenses	-			○ Expenses	-

Balance of net assets at the end of the fiscal year	19,583,131 yen				20,035,187 yen
(Statement of activities)
Balance of net assets at the beginning of the fiscal year	19,543,577 yen				19,071,424 yen
Total revenues for the current period	59,972,727 yen				89,622,887 yen
Total expenditures for the current period	59,933,173 yen				88,659,124 yen
Net balance of revenues and expenditures for the current period	39,554 yen				963,763 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc.

Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A
Details of receivables and payables to relevant public interest corporations	Accounts payable: 5,676,278 yen, Accounts receivable: 10,600 yen				Accounts payable: 1,363,210 yen, Accounts receivable: N/A
Details of debt guarantee	N/A				N/A
Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	Total operating revenues:	57,753,486 yen			Total operating revenues:	89,504,371 yen
	(Breakdown: JICA transactions	26,656,278	yen	46.2%)	(Breakdown: JICA transactions	78,216,054	yen	87.4%)
	Competitive contract	(26,656,278	yen	100.0%)	Competitive contract	(0	yen	0.0%)
	Planning competition and public selection	(0	yen	0.0%)	Planning competition and public selection	(78,211,454	yen	100.0%)
	Non-competitive negotiated contracts	(0	yen	0.0%)	Non-competitive negotiated contracts	(0	yen	0.0%)
	Other	(0	yen	0.0%)	Other	(4,600	yen	0.0%)
	(Note 1) Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities” (established as Act No.70 of 2011), the statement of activities is prepared.				(Note 1) Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities” (established as Act No.70 of 2011), the statement of activities is prepared.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)
Items	Lequio Wings
Outline of operations

(1) Businesses related to specified non-profit activities

1, International cooperation activities

2. International exchange activities

3. Activities regarding to capacity building

4. Activities regarding culture, sports, education, and academic exchange

5. Activities regarding promotion of communities in Okinawa

6. Support for the socially vulnerable and activities to promote peace

7. Other activities necessary for fulfilling the aims of this organization

(2) Other businesses

1. Sales of goods and services

Name of officers	Number of officers: 7 President: Chochu Awa
Association chart on transactions between relevant public interest corporations and JICA	(Operation Consignment)
Assets	18,895,302 yen
Liabilities	1,138,469 yen
(Statement of changes in net assets)
Balance of net assets at the beginning of the fiscal year	-
Changes in general net assets
○ Revenues	○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	-
• Other revenues	• Other revenues	-
○ Expenses	○ Expenses	-

Changes in specified net assets
○ Revenues	○ Revenues
• Subsidy received, etc.	• Subsidy received, etc.	-
• Other revenues	• Other revenues	-
○ Expenses	○ Expenses	-

Balance of net assets at the end of the fiscal year	17,756,833 yen
(Statement of activities)
Balance of net assets at the beginning of the fiscal year	19,507,263 yen
Total revenues for the current period	35,928,847 yen
Total expenditures for the current period	37,679,277 yen
Net balance of revenues and expenditures for the current period	(1,750,430) yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc.

Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

N/A
Details of receivables and payables to relevant public interest corporations	N/A
Details of debt guarantee	N/A
Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	Total operating revenues:	35,425,331 yen
	(Breakdown: JICA transactions	35,371,681	yen	99.8%)
	Competitive contract	(0	yen	0.0%)
	Planning competition and public selection	(35,371,681	yen	100.0%)
	Non-competitive negotiated contracts	(0	yen	0.0%)
	Others	(0	yen	0.0%)
(Note 1) Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities” (established as Act No.70 of 2011), the statement of activities is prepared.

Independent Auditor’s Report

Mr. Akihiko Tanaka, President

Japan International Cooperation Agency

The Audit of the Financial Statements

Opinion

We have audited the accompanying financial statements of the finance and investment account of Japan International Cooperation Agency (the Agency), which comprise the balance sheet as at March 31, 2024, and the statements of administrative service operation cost, income, changes in net assets, and cash flows for the year then ended, and a summary of significant accounting policies and notes to the financial statements, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated public interest corporations).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the finance and investment account of the Agency as at March 31, 2024, and its financial performance and its cash flows for the year then ended in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan.

Basis for Opinion

We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Agency in accordance with the ethical requirements that are relevant to our audit of the financial statements in Japan, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members that would result in material misstatement in the financial statements was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Other Information

The other information comprises the information included in the Annual Report that contains audited financial statements but does not include the financial statements and our auditor’s report thereon. President is responsible for preparation and disclosure of the other information. The Agency Auditor is responsible for overseeing the Agency’s reporting process of the other information.

Ernst & Young ShinNihon LLC

Our opinion on the financial statements does not cover the other information and we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated.

If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact.

We have nothing to report in this regard.

Responsibilities of President and the Agency Auditor for the Financial Statements

President is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, and for such internal control as president determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

The Agency Auditor is responsible for overseeing the Agency’s financial reporting process.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, or illegal acts, and to issue an auditor’s report that includes our opinion. Misstatements can arise from fraud or error, or illegal acts, and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion.

•	Consider internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances for our risk assessments, while the purpose of the audit of the financial statements is not expressing an opinion on the effectiveness of the Agency’s internal control.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by president.

•	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan.

Ernst & Young ShinNihon LLC

•	Plan and conduct audit with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

We communicate with the Agency Auditor regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

We also provide the Agency Auditor with a statement that we have complied with the ethical requirements regarding independence that are relevant to our audit of the financial statements in Japan, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, actions taken to eliminate threats or safeguards applied to reduce threats to an acceptable level.

Fee-related Information

The fees for the audits of the financial statements of the Agency and other services provided by us and other EY member firms for the year ended March 31, 2024 are 54 million yen and 130 million yen, respectively.

Interest Required to Be Disclosed by the Certified Public Accountants Act of Japan

Our firm and its designated engagement partners do not have any interest in the Agency which is required to be disclosed pursuant to the provisions of the Certified Public Accountants Act of Japan.

Ernst & Young ShinNihon LLC

Tokyo, Japan

September 25, 2024

/s/ Kenji Izawa
Kenji Izawa
Designated Engagement Partner
Certified Public Accountant

/s/ Hiroshi Nishida
Hiroshi Nishida
Designated Engagement Partner
Certified Public Accountant

/s/ Yoshiyuki Hashimoto
Yoshiyuki Hashimoto
Designated Engagement Partner
Certified Public Accountant

Ernst & Young ShinNihon LLC

Balance Sheet

(as of March 31, 2024)

Finance and Investment Account

					(Unit: Yen)

Assets
I	Current assets
	Cash and deposits		510,247,702,654
	Loans	16,592,568,294,909
	Allowance for loan losses	(227,002,734,733)	16,365,565,560,176
	Advance payments		6,519,173,989
	Prepaid expenses		320,793,093
	Accrued income
	Accrued interest on loans	36,134,799,845
	Accrued commitment charges	147,815,623
	Accrued interest	223,836,967	36,506,452,435
	Accounts receivable		2,749,427,947
	Suspense payments		2,321,663
	Advances paid		190
	Short-term guarantee deposits		69,167,000,000
	Derivatives		223,398,644
	Total current assets			16,991,301,830,791

II	Non-current assets
	1 Tangible assets
	Buildings	4,224,610,737
	Accumulated depreciation	(1,559,626,451)
	Accumulated impairment losses	(544,550,453)	2,120,433,833
	Structures	98,675,736
	Accumulated depreciation	(48,668,587)
	Accumulated impairment losses	(11,670,468)	38,336,681
	Machinery and equipment	190,265,818
	Accumulated depreciation	(82,977,894)
	Accumulated impairment losses	(95,071,397)	12,216,527
	Vehicles	618,464,788
	Accumulated depreciation	(433,355,991)	185,108,797
	Tools, furniture, and fixtures	531,990,918
	Accumulated depreciation	(261,037,134)	270,953,784
	Land	12,703,270,000
	Accumulated impairment losses	(6,091,196,973)	6,612,073,027
	Construction in progress		10,155,200
	Total tangible assets		9,249,277,849
	2 Intangible assets
	Trademark rights		903,971
	Software		8,739,588,055
	Software in progress		4,172,696,846
	Total intangible assets		12,913,188,872
	3 Investments and other assets
	Investment securities		22,785,666,431
	Shares of affiliated companies		80,682,083,679
	Money held in trust		93,853,332,197
	Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239
	Allowance for loan losses	(87,062,884,239)	0
	Long-term prepaid expenses		119,462,895
	Prepaid pension expenses		761,285,908
	Long-term guarantee deposits		704,087,405
	Total investments and other assets		198,905,918,515
	Total non-current assets			221,068,385,236
	Total assets				17,212,370,216,027

Liabilities
I	Current liabilities
	Current portion of bonds		40,500,000,000
	Current portion of borrowings from government fund for Fiscal Investment and Loan Program		149,591,872,000
	Accounts payable		4,402,734,242
	Accrued expenses		24,938,242,405
	Derivatives		28,518,678,732
	Lease obligations		56,902,560
	Deposits received		3,359,252,467
	Unearned revenue		67,000,912
	Provisions
	Provision for bonuses	417,151,279
	Provision for contingent losses	1,447,236,980	1,864,388,259
	Suspense receipts		1,923,243,390
	Total current liabilities			255,222,314,967

II	Non-current liabilities
	Bonds		1,473,576,100,000
	Discounts on bonds payable		(1,844,783,140)
	Borrowings from government fund for Fiscal Investment and Loan Program		5,128,233,624,000
	Long-term lease obligations		151,740,160
	Long-term deposits received		8,147,133,672
	Provision for retirement benefits		3,982,369,247
	Asset retirement obligations		105,559,435
	Total non-current liabilities			6,612,351,743,374
	Total liabilities				6,867,574,058,341

Net assets
I	Capital
	Government investment		8,344,117,840,510
	Total capital			8,344,117,840,510

II	Retained earnings
	Reserve fund		1,909,691,968,588
	Unappropriated income for the current fiscal year		73,485,980,429
	(Total income for the current fiscal year)		(73,485,980,429)
	Total retained earnings			1,983,177,949,017

III	Valuation and translation adjustments
	Valuation difference on shares of affiliated companies		33,285,008,886
	Valuation difference on available-for-sale securities		5,557,590,405
	Deferred gains or losses on hedges		(21,342,231,132)
	Total valuation and translation adjustments			17,500,368,159
	Total net assets				10,344,796,157,686
	Total liabilities and net assets				17,212,370,216,027

Statement of Administrative Service Operation Cost

(April 1, 2023–March 31, 2024)

Finance and Investment Account

			(Unit: Yen)
I	Expenses in the statement of income
	Expenses related to operations of cooperation through finance and investment	133,362,802,976
	Extraordinary losses	48,389,080
	Total expenses in the statement of income		133,411,192,056

II	Administrative service operation cost		133,411,192,056

Statement of Income

(April 1, 2023–March 31, 2024)

Finance and Investment Account

			(Unit: Yen)
Ordinary expenses

Expenses related to operations of cooperation through finance and investment

Interest on bonds and notes	42,971,518,891
Interest on borrowings	25,948,964,468
Interest on interest rate swaps	9,807,025,439
Other interest expenses	116,711
Operations outsourcing expenses	13,058,062,578
Bond issuance cost	699,053,495
Loss on financial derivatives	15,777,185,742
Personnel expenses	4,594,641,943
Provision for bonuses	417,151,279
Retirement benefit expenses	(183,618,923)
Operating and administrative expenses	17,132,195,764
Depreciation	1,399,433,203
Taxes	103,904,933
Loss on valuation of shares of affiliated companies	1,284,982,720
Interest expenses	(16,897)
Provision for contingent losses	352,201,617
Other ordinary expenses	13	133,362,802,976
Total ordinary expenses			133,362,802,976

Ordinary revenues
Revenues from operations of cooperation through finance and investment
Interest on loans	144,059,097,933
Dividends on investments	4,292,013,465
Interest on interest rate swaps	1,019,757,106
Commissions	4,061,881,156
Foreign exchange gains	8,711,859,223
Gain on valuation of investment securities	708,704,008
Gain on investment in money held in trust	16,653,884,438
Gain on financial derivatives	29,533,701
Reversal of provision for allowance for loan losses	13,439,796,507	192,976,527,537
Financial revenues
Interest income	4,981,273,881	4,981,273,881
Miscellaneous income		2,398,897,337
Recoveries of written-off claims		6,540,081,724
Total ordinary revenues			206,896,780,479
Ordinary income			73,533,977,503

Extraordinary losses
Loss on disposal of non-current assets		32,875,020
Loss on sales of non-current assets		15,514,060	48,389,080
Extraordinary income
Gain on sales of non-current assets		392,006	392,006

Net income			73,485,980,429
Total income for the current fiscal year			73,485,980,429

Statement of Changes in Net Assets

(April 1, 2023-March 31, 2024)

Finance and Investment Account	(Unit:Yen)
	I Capital		II Retained earnings (Loss carried forward)				III Valuation and translation adjustments
	Government investment	Total capital	Reserve fund	Unappropriated income for the current fiscal year (Unappropriated loss for the current fiscal year)	Total income for the current fiscal year (Total loss for the current fiscal year)	Total retained earnings (Loss carried forward)	Valuation difference on shares of affiliated companies	Valuation difference on available-for-sale securities	Deferred gains or losses on hedges	Total valuation and translation adjustments	Total net assets
Balance at the beginning of the fiscal year	8,296,277,840,510	8,296,277,840,510	1,855,344,298,448	54,347,670,140	-	1,909,691,968,588	32,266,324,980	1,032,533,827	(25,011,357,799)	8,287,501,008	10,214,257,310,106
Changes during the period
I Changes in capital during the period
Receipts of investment	47,840,000,000	47,840,000,000									47,840,000,000
II Changes in retained earnings (Loss carried forward) during the period
(1) Appropriation of income or loss
Increase in reserve fund derived from profit appropriation			54,347,670,140	(54,347,670,140)	-	-					-
(2) Others
Net income (Net loss)				73,485,980,429	73,485,980,429	73,485,980,429					73,485,980,429
III Changes in valuation and translation adjustments during the period							1,018,683,906	4,525,056,578	3,669,126,667	9,212,867,151	9,212,867,151
Total changes during the period	47,840,000,000	47,840,000,000	54,347,670,140	19,138,310,289	73,485,980,429	73,485,980,429	1,018,683,906	4,525,056,578	3,669,126,667	9,212,867,151	130,538,847,580
Balance at the end of the fiscal year	8,344,117,840,510	8,344,117,840,510	1,909,691,968,588	73,485,980,429	73,485,980,429	1,983,177,949,017	33,285,008,886	5,557,590,405	(21,342,231,132)	17,500,368,159	10,344,796,157,686

Statement of Cash Flows

(April 1, 2023–March 31, 2024)

Finance and Investment Account

		(Unit: Yen)

I.	Cash flows from operating activities
	Payments for loans	(2,153,595,838,201)
	Repayments of borrowings from government fund for Fiscal Investment and Loan Program	(141,879,370,000)
	Redemption of bonds	(30,000,000,000)
	Interest expenses paid	(64,925,338,017)
	Payments for personnel expenses	(5,313,676,487)
	Payments for other operations	(156,930,181,493)
	Proceeds from collection of loans	756,961,475,070
	Proceeds from borrowings from government fund for Fiscal Investment and Loan Program	1,449,100,000,000
	Proceeds from issuance of bonds	230,948,702,105
	Proceeds from interest on loans	134,927,823,872
	Proceeds from commissions	3,906,785,591
	Proceeds from other operations	107,163,670,731
	Subtotal	130,364,053,171
	Interest and dividend income received	9,165,084,629
	Net cash provided by operating activities	139,529,137,800

II.	Cash flows from investing activities
	Payments for purchase of non-current assets	(5,017,693,546)
	Proceeds from sales of non-current assets	6,541,961
	Payments for purchase of investment securities	(6,411,314,945)
	Proceeds from sales and redemption of investment securities	417,837,503
	Payments for increase of money held in trust	(10,035,416,683)
	Proceeds from decrease of money held in trust	21,304,339,834
	Payments into time deposits	(372,615,248,000)
	Proceeds from time deposit refund	311,609,437,000
	Net cash used in investing activities	(60,741,516,876)

III.	Cash flows from financing activities
	Repayments of lease obligations	(137,593,228)
	Receipts of government investment	47,840,000,000
	Net cash provided by financing activities	47,702,406,772

IV.	Effect of exchange rate fluctuation on funds	7,664,581,822
V.	Net increase (decrease) in funds	134,154,609,518
VI.	Funds at the beginning of the fiscal year	302,830,013,136
VII.	Funds at the end of the fiscal year	436,984,622,654

Basis of Presenting Financial Statements

The accompanying financial statements of JICA have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

Finance and Investment Account

Effective the fiscal year ended March 31, 2024, JICA adopted the revised revenue recognition standard in accordance with the revised “Accounting Standards for Incorporated Administrative Agencies, Notes to Accounting Standards for Incorporated Administrative Agencies” (Revised September 21, 2021), and “Q&A on Accounting Standards for Incorporated Administrative Agencies, Notes to Accounting Standards for Incorporated Administrative Agencies” ((Last revised March 2022); hereinafter “Accounting Standards for Incorporated Administrative Agencies, etc.”).

1.	Depreciation method

(1) Tangible assets (except for leased assets)

Straight-line method

The useful lives of major assets are as follows:

Buildings:	2-50 years
Structures:	2-46 years
Machinery and equipment:	2-17 years
Vehicles:	2-6 years
Tools, furniture, and fixtures:	2-15 years

(2) Intangible assets (except for lease assets)

Straight-line method

Software used by JICA is depreciated over its useful life (5 years).

(3) Leased assets

Leased assets are depreciated by the straight-line method over the lease term. Depreciation for leased assets is calculated with zero residual value being assigned to the asset.

2.	Provision for bonuses

The provision for bonuses is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by officers and employees applicable to the current fiscal year.

3.	Provision for retirement benefits

The provision for retirement benefits is calculated and provided for based on estimated amounts of future payments attributable to the retirement of employees. It is accrued in line with the retirement benefit obligations and estimated plan assets applicable to the fiscal year ended March 31, 2024. If the estimated plan assets exceed the estimated retirement benefit obligations at the end of the fiscal year, the excess is recorded as the prepaid pension expenses. In calculating the retirement benefit obligations, the estimated amount of retirement benefit payments is attributed to the period based on the straight-line basis. The profit and loss appropriation method for actuarial differences and past service costs is as follows:

Actuarial differences are recognized as a lump-sum gain or loss in the fiscal year in which they occur.

Past service costs are recognized as a lump-sum gain or loss in the fiscal year in which they occur.

4.	Basis and standard for the accrual of allowance and loss contingencies

(1) Allowance for loan losses

The allowance for claims on debtors who are legally bankrupt (“Bankrupt borrowers”) or substantially bankrupt (“Substantially bankrupt borrowers”) is provided based on the outstanding balance of loan claims after the deductions of the amount expected to be collected through the disposal of collateral and execution of guarantees, or the same amount is written off directly. The allowance for claims on debtors who are not legally bankrupt but are likely to become bankrupt (“Potentially bankrupt borrowers”) is provided based on an overall assessment of the solvency of the debtors after the deductions of the amount expected to be collected through the disposal of collateral and the execution of guarantees, or the same amount is written off directly. There were no write-offs from the above-mentioned outstanding balance of loan claims for the fiscal year ended March 31, 2024.

The allowance for claims on debtors other than Bankrupt borrowers, Substantially bankrupt borrowers, and Potentially bankrupt borrowers is provided primarily based on the default probability, which is calculated based on the analysis of credit rating transitions during a certain period in the past. The allowance for possible losses on specific overseas loans is provided based on the expected loss amount taking into consideration the political and economic situation of these countries.

All claims are assessed initially by the operational departments (including regional departments) based on internal rules for self-assessment of asset quality and an allowance is provided based on the results of the assessments. In addition, these self-assessments results are reviewed by the internal audit department, which is independent from the operational departments.

 (2) Provision for contingent losses

Provision for contingent losses is provided to prepare for the occurrence of contingent losses for a portion of the undisbursed balance of loan commitments, which JICA is absolutely obligated to extend. The amount of the provision is estimated based on the possibility of losses in the future.

5.	Standard and method for the valuation of securities

(1) Shares of affiliated companies

Shares of affiliated companies are recognized at an amount equivalent to JICA’s percentage share of the net assets of such companies based upon the most recent financial statements.

If the acquisition cost based on the moving average method exceeds the fair value, the difference between the acquisition cost and the fair value is treated as a loss for the fiscal year and recorded in Statement of Income. If the fair value exceeds the acquisition cost based on the moving average method, the difference between the acquisition cost and the fair value is included directly in Net assets.

(2) Other investment securities

  [1]  Securities whose fair value can be readily determined

Such investment securities are stated at fair value with changes in net unrealized gains or losses included directly in Valuation and translation adjustments of Net assets. Cost of securities sold is determined by using the moving average method.

  [2]  Securities whose fair value cannot be readily determined

Such investment securities are carried at cost based on the moving average method. Cost of securities sold is determined by using the moving average method.

Investments in limited partnerships and other similar partnerships, which are regarded as securities under Article 2, Clause 2 of the Japanese Financial Instruments and Exchange Law, Act No. 25 of 1948, are recognized at an amount equivalent to JICA’s percentage share of the net assets of such partnerships, based upon the most recent financial statements available depending on the report date stipulated in the partnership agreement.

(3)  Securities held as trust assets in money-held-in trust account

The securities are valued in the same way as (2) above.

6.	Standard and method for the valuation of derivative transactions

All derivative financial instruments are carried at fair value.

7.	Method for amortization of discount on bonds payable

Discount on bonds payable is amortized over the duration of the bonds.

8.	Translation standard for foreign currency-denominated assets and liabilities into yen

Foreign currency monetary claims and liabilities are translated into Japanese yen mainly at the spot exchange rate at the balance sheet date. Exchange differences are recognized in profit or loss.

9.	Method of hedge accounting

(1) Method of hedge accounting

Interest rate swaps are accounted for using the deferral hedge accounting method or the exceptional accrual method. Currency swaps are accounted for by using the assignment method.

(2) Hedging instruments and hedged items

[1]	Hedging instruments...Interest rate swaps

Hedged items...Loans and foreign currency bonds

[2]	Hedging instruments...Currency swaps

Hedged items...Foreign currency loans and foreign currency bonds

(3)  Hedging policy

JICA enters into interest rate swaps or currency swaps for the purpose of hedging interest rate or currency fluctuation risks.

(4)  Method of evaluation of hedge effectiveness

Hedges that offset market fluctuations of loans are assessed based on discrepancies with regard to maturity and notional principal together with other factors between hedged loans and hedging instruments.

As for interest rate swaps that satisfy the requirements of the exceptional accrual method and currency swaps that satisfy the requirements of the assignment method, JICA is not required to periodically evaluate hedge effectiveness.

10.	Accounting treatment for consumption taxes

Consumption taxes and local consumption taxes are included in transaction amounts.

(Change in accounting policies)

Effective the fiscal year ended March 31, 2024, the revised revenue recognition standard in accordance with the “Accounting Standards for Incorporated Administrative Agencies, etc.” has been adopted.

This had no effect on the financial statements for the fiscal year ended March 31, 2024.

Notes to the financial statements

Finance and Investment Account

(Balance Sheet)

1.	Joint obligations

JICA is jointly liable for obligations arising from the following bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation:

Fiscal Investment and Loan Program (FILP) Agency Bonds ¥20,000,000,000

2.	Financial assets received as collateral

The fair value of financial assets received as collateral at JICA’s disposal was ¥6,858,668,160.

3.	Undisbursed balance of loan commitments

Most of JICA’s loans are long-term loans. Ordinarily, when receiving a request for disbursement of a loan from a borrower, corresponding to the intended use of funds as stipulated by the loan agreement, and upon confirming the fulfillment of conditions prescribed under the loan agreement, JICA promises to loan a certain amount of funds within a certain range of the amount required by the borrower, with an outstanding balance within the limit of loan commitments. The undisbursed balance of loan commitments as of March 31, 2024 was ¥7,634,190,460,677.

(Statement of Administrative Service Operation Cost)

1.	Cost being borne by the public for the operation of Incorporated Administrative Agency

Administrative service operation cost	¥133,411,192,056
Self-revenues, etc.	¥(206,897,172,485)
Opportunity cost	¥60,325,466,568
Cost being borne by the public for the operation of Incorporated Administrative Agency	¥(13,160,513,861)

2.	Method for computing opportunity cost

(1)	Interest rate used to compute opportunity cost concerning government investment

0.725% with reference to the yield of 10-year fixed-rate Japanese government bonds at March 29, 2024.

(2) Method for computing opportunity cost for public officers temporarily transferred to JICA Of the estimated increase in retirement allowance during service rendered in JICA, costs are calculated in accordance with JICA’s internal rules.

(Statement of Cash Flows)

The funds shown in the statement of cash flows are deposit accounts and checking accounts.

1.	Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2024)

Cash and deposits	¥510,247,702,654
Time deposits	¥(73,263,080,000)
Ending balance of funds	¥436,984,622,654

2.	Description of significant non-cash transactions Assets acquired under finance leases

Tools, furniture, and fixtures	¥246,577,760

(Financial instruments)

1.	Status of financial instruments

(1)	Policy regarding financial instruments

The Finance and Investment Account undertakes financial cooperation operations by providing debt and equity financing. In undertaking these operations, it raises funds by borrowing from the Japanese Government under the FILP, borrowing from financial institutions, issuing bonds, and receiving capital investment from the Japanese Government. From the perspective of asset-liability management (ALM), derivative transactions are entered so as to mitigate the adverse impact caused by interest rate and foreign exchange fluctuations.

(2)	Details of financial instruments and related risks

The financial assets held in the Finance and Investment Account are loans mainly to the Developing Area and are exposed to credit risk attributed to defaults by its borrowers and interest rate risk. Securities, investment securities, shares of affiliated companies and money held in trust are held for policy-oriented purposes, and are exposed to credit risk of issuers and others, interest rate risk, and market price volatility risk.

Borrowings and bonds are exposed to liquidity risk as their payments or repayments cannot be duly serviced in such a situation where the account is unable to have access to markets for certain reasons.

In addition to the above, foreign currency claims and liabilities are exposed to foreign exchange fluctuation risk.

(3)	Risk management system for financial instruments

[1]	Credit risk management

The Finance and Investment Account has established and operates a system for credit management. This system encompasses credit appraisal, credit limit setting, credit information monitoring, internal rating, guarantee and collateral setting, problem loan management, etc., in accordance with integrated risk management rules and various credit risk-monitoring rules. This credit management is carried out by the operational departments (including region department), in addition to the Credit Risk Analysis and Environmental Review Department and General Affairs Department. Additionally, the Risk Management Committee of the Finance and Investment Account and Board Meeting convene on a regular basis for the purpose of deliberating or reporting. Moreover, the Office of Audit monitors the status of credit management.

The credit risks of issuers of investment securities and shares of affiliated companies and trustees of money held in trust are monitored by the Private Sector Partnership and Finance Department, which regularly confirms their credit information, etc.

Counterparty risk in derivative transactions is monitored by regularly confirming the exposure and credit standing of counterparties and by securing collateral as necessary.

[2]    Market risk management

(i)  Interest rate risk management

Interest rates are determined in accordance with the methods prescribed by laws or statements of operational procedures. Interest rate swap transactions are conducted to hedge against the risk of interest rate fluctuations in light of their possible adverse impact.

(ii)  Foreign exchange risk management

Foreign currency claims and liabilities are exposed to foreign exchange fluctuation risk; as such, foreign currency claims are funded by foreign currency liabilities, and currency swaps and other approaches are employed to avert or reduce foreign exchange risk.

(iii)  Price volatility risk management

Stocks and other securities are held for policy promotion objectives and other purposes, and are monitored for changes in value due to the market environment or financial condition of the companies, exchange rates, and other factors.

This information is reported on a regular basis to the Risk Management Committee of the Finance and Investment Account and Board Meeting.

[3]    Liquidity risk management related to fund raising

The Finance and Investment Account prepares a funding plan and executes fund raising based on the government-affiliated agencies’ budgets, as resolved by the National Diet of Japan.

[4]    Derivative transaction management

Pursuant to rules concerning swaps, derivative transactions are implemented and managed by separating the sections related to execution of transactions, assessment of hedge effectiveness, and logistics management based on a mechanism with an established internal system of checks and balances.

2.	Fair value of financial instruments

Balance sheet amounts, fair values, and differences at the balance sheet date are as follows. Financial instruments without market prices are excluded from the table below (See (Note)).

(Unit: Yen)

	Balance sheet amount*1	Fair value*1	Difference
(1) Loans	16,592,568,294,909
Allowance for loan losses	(227,002,734,733)
	16,365,565,560,176	15,096,707,793,127	(1,268,857,767,049)
(2) Claims probable in bankruptcy, claims probable in rehabilitation, and others	87,062,884,239
Allowance for loan losses	(87,062,884,239)
	-	-	-
(3) Borrowings from government fund for FILP (including current portion of borrowings)	(5,277,825,496,000)	(5,073,326,079,341)	(204,499,416,659)
(4) Bonds (including current portion of bonds)	(1,514,076,100,000)	(1,501,411,817,214)	(12,664,282,786)
(5) Derivative transactions*2
Derivative transactions not qualifying for hedge accounting	(26,757,987,654)	(26,757,987,654)	-
Derivative transactions qualifying for hedge accounting*3	(1,537,292,434)	(1,537,292,434)	-
	(28,295,280,088)	(28,295,280,088)	-

*1 Liabilities are shown in parentheses ( ).

*2 Derivatives transactions recorded in Assets and Liabilities are netted, these derivatives after netting are presented above. The figures in parentheses ( ) indicate net liabilities.

*3 Interest rate swaps and other derivatives designated as hedging instruments to offset market fluctuations in the hedged items, specifically loans. Deferral hedge accounting is applied to such derivative transactions. JICA has adopted the “Practical Solution on the Treatment of Hedge Accounting for Financial Instruments Referencing LIBOR” (Accounting Standards Board of Japan Practical Issues Task Force No. 40, March 17, 2022) to these hedging relationships.

(Note) The following are the balance sheet amounts of the financial instruments without market prices.

They are not included in the fair value information of financial instruments.

(Unit: Yen)
Balance sheet amount
Investment securities	22,785,666,431
Shares of affiliated companies	80,682,083,679
Money held in trust	93,853,332,197

*	Based on paragraph 5 of the “Implementation Guidance on Disclosures about Fair Value of Financial Instruments” (ASBJ Guidance No.19 issued on March 31, 2020), fair values are not presented for unlisted stocks. Based on paragraph 24-16 of the “Implementation Guidance on Disclosures about Fair Value of Financial Instruments” (ASBJ Guidance No.31 issued June 17, 2021), fair values are not presented for partnership investments.

3.	Breakdown of the fair value of financial instruments by level and other relevant matters

The fair value of financial instruments is classified into the following three levels according to the observability and significance of the inputs used in fair value measurements.

Level 1 fair value: Of observable inputs for the fair value determination, fair value is determined based on a quoted price formed in an active market for assets or liabilities that are subject to the fair value determination.

Level 2 fair value: Of observable inputs for the fair value, fair value is determined based on inputs for the fair value determination other than those used to determine the level 1 fair value.

Level 3 fair value: Fair value is determined using unobservable inputs for the fair value determination.

In cases where multiple inputs which have a material effect on the calculation of the fair value are used, among the levels to which the respective inputs belong, the fair value is categorized at the level with the lowest priority in the fair value calculation.

(1)	Financial instruments recorded at fair value in the balance sheet

(Unit: Yen)

	Fair Value
	Level 1	Level 2	Level 3	Total
Derivative transactions*
Derivative transactions not qualifying for hedge accounting	-	(26,757,987,654)	-	(26,757,987,654)
Derivative transactions qualifying for hedge accounting	-	(1,537,292,434)	-	(1,537,292,434)
Total derivative transactions	-	(28,295,280,088)	-	(28,295,280,088)

* Derivative transactions recorded in Assets and Liabilities are netted, these derivatives after netting are presented above. The figures in parentheses ( ) indicate net liabilities.

(2)   Financial instruments other than financial instruments recorded at fair value in the balance sheet

(Unit: Yen)

	Fair Value
	Level 1	Level 2	Level 3	Total
Loans	-	-	15,096,707,793,127	15,096,707,793,127
Total Assets	-	-	15,096,707,793,127	15,096,707,793,127
Borrowings from government fund for FILP (including current portion of borrowings)	-	5,073,326,079,341	-	5,073,326,079,341
Bonds (including current portion of bonds)	-	1,501,411,817,214	-	1,501,411,817,214
Total Liabilities	-	6,574,737,896,555	-	6,574,737,896,555

(Note 1) Description of the valuation techniques and inputs used in the fair value measurement

Assets

Loans

The fair values of loans with floating interest rates are measured at their book values, as policy interest rates (bank rates) are immediately reflected in their floating interest rates, and therefore, fair value approximates book value. On the other hand, fair values of loans with fixed interest rates are measured by discounting the total amount of the principal and interest with a rate that combines a risk-free rate with the respective borrowers’ credit risk. This fair value is classified into Level 3 because the effects of unobservable inputs on the fair value are considered to be material. As for hedged loans for which the assignment method is applied, the fair value of such currency swaps is applied.

Claims probable in bankruptcy, claims probable in rehabilitation, and other

Regarding claims probable in bankruptcy, claims probable in rehabilitation, and other, the estimated uncollectible amount is measured based on the expected recoverable amount through collateral and guarantees. Therefore, fair value approximates the balance sheet amount on the closing date, less the current estimated uncollectible amount, and hence is measured accordingly. This fair value is classified into Level 3 because the effects of unobservable inputs on the fair value are considered to be material.

Liabilities

Bonds (including current portion of bonds)

The fair value of bonds (including current portion of bonds) is determined by observable market prices, if available. For bonds without market observable prices, the fair values are measured by discounting the total amount of the principal and interest at the risk-free rate. Since unobservable inputs are not used, this fair value is classified into Level 2. As for hedged bonds for which the exceptional accrual method and assignment method are applied, the fair value of such interest rate swaps and currency swaps is applied.

Borrowings from government fund for FILP (including current portion of borrowings)

The fair value of borrowings from government fund for FILP (including current portion of borrowings) is measured by discounting the total amount of principal and interest with interest rates expected to be applied to new borrowings for the same total amount. Since unobservable inputs are not used, this fair value is classified into Level 2.

Derivative transactions

Derivative transactions are interest rate swap transactions and currency swap transactions, and fair values are based on discounted present values. Interest rate swaps for which the exceptional accrual method is applied and currency swaps for which the assignment method is applied are accounted for together with the corresponding loan or bond. The fair value of these hedging instruments is included in the fair value of the underlying loans or bonds. Since unobservable inputs are not used, this fair value is classified into Level 2.

(Note 2) Information on the fair value of Level 3 financial instruments recorded at fair value in the balance sheet

Not applicable

(Money held in trust)

1.	Money held in trust for the purpose of investment Not applicable.

2.	Money held in trust for the purpose of investment and held-to-maturity Not applicable.

3.	Other (other than for the purpose of investment and held-to-maturity)

(Unit: Yen)

	Balance sheet amount	Acquisition cost	Difference	The amount by which the balance sheet amount exceeds the acquisition cost	The amount by which the balance sheet amount does not exceed the acquisition cost
Money held in trust for others	93,853,332,197	74,976,343,058	18,876,989,139	18,876,989,139	0

(Note) “The amount by which the balance sheet amount exceeds the acquisition cost” and “The amount by which the balance sheet amount does not exceed the acquisition cost” are the breakdown of “Difference”.

(Retirement benefits)

1.	Overview of retirement benefit plans

To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

2.	Defined benefit pension plan

(1)	The changes in the retirement benefit obligation are as follows:

(Unit: Yen)
Retirement benefit obligation at the beginning of the fiscal year	6,539,823,095
Current service cost	289,257,486
Interest cost	35,390,555
Actuarial differences	67,478,080
Retirement benefit paid	(324,370,169)
Past service cost	0
Contribution by employees	17,548,576
Retirement benefit obligation at the end of the fiscal year	6,625,127,623

(2)	The changes in the plan assets are as follows:

(Unit: Yen)
Plan assets at the beginning of the fiscal year	2,799,492,823
Expected return on plan assets	58,534,850
Actuarial differences	530,577,000
Contribution by the company	117,923,138
Retirement benefit paid	(120,032,103)
Contribution by employees	17,548,576
Plan assets at the end of the fiscal year	3,404,044,284

(3)	Reconciliation of the retirement benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheet

(Unit: Yen)
Funded retirement benefit obligation	2,642,758,376
Plan assets	(3,404,044,284)
Unfunded benefit obligations of funded pension plan	(761,285,908)
Unfunded benefit obligations of unfunded pension plan	3,982,369,247
Subtotal	3,221,083,339
Unrecognized actuarial differences	0
Unrecognized past service cost	0
Net amount of assets and liabilities in the balance sheet	3, 221,083,339
Provision for retirement benefits	3,982,369,247
Prepaid pension expenses	761,285,908
Net amount of assets and liabilities in the balance sheet	3,221,083,339

(4)	Components of retirement benefit expenses

(Unit: Yen)
Current service cost	289,257,486
Interest cost	35,390,555
Expected return on plan assets	(58,534,850)
Realized actuarial differences	(463,098,920)
Amortization of past service cost	0
Extraordinary additional retirement payments	0
Total	(196,985,729)

(5)	Major components of plan assets

Percentages of components to the total are as follows:

Bonds	42%
Stocks	45%
General account of life insurance company	4%
Others	9%
Total	100%

(6)	Method of determining the long-term expected rate of return on plan assets

The long-term expected rate of return on plan assets is determined based on components of plan assets, the actual historical returns, and market condition, etc.

(7)	Assumptions used

Principal assumptions used in actuarial calculations at the end of the fiscal year
Discount rate	Defined benefit corporate pension plan	1.07%
	Retirement benefits	0.74%
Long-term expected rate of return on plan assets		2.00%

3.	Defined contribution plan

The amount of contribution required to be made to the defined contribution plan is ¥13,366,806.

(Lease transactions)

Future minimum lease payments related to operating lease transactions

Not applicable

(Asset retirement obligations)

1.	Overview of asset retirement obligations

In accordance with a building lease agreement, JICA has the obligation to restore the head office building to its original state. Restoration costs are reasonably estimated and recognized as asset retirement obligations.

2.	Amount and calculation method of asset retirement obligations

The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate between (0.048)% and 0.529%.

3.	Changes in the total amount of asset retirement obligations in the current fiscal year

(Unit: Yen)
Balance at the beginning of the fiscal year	105,576,332
Increase related to acquisition of tangible assets	-
Adjustment resulting from passage of time	(16,897)
Decrease due to settlement of asset retirement obligations	-
Balance at the end of the fiscal year	105,559,435

(Significant accounting estimates)

The items for which amounts have been recorded in the financial statements for the current fiscal year based on accounting estimates and which may have a significant impact on the financial statements for the following fiscal year are as follows.

1.	Allowance for loan losses and Provision for contingent losses

Loans are major assets on JICA’s financial statement. Thus, Allowance for loan losses and Provision for contingent losses have a significant impact on JICA’s financial condition and JICA considers them as significant accounting estimates.

(1)	Amount recorded in the financial statements for the current fiscal year

(Unit: Yen)
Allowance for loan losses	314,065,618,972
Provision for contingent losses	1,447,236,980

(2)   Information about the nature of significant accounting estimates for the identified items
[1]    Calculation method

The calculation method of the Allowance for loan losses and Provision for contingent losses is described in “Significant Accounting Policies 4. Basis and standard for the accrual of allowance and loss contingencies” in the financial statements.

In the course of operations of finance and investment cooperation, JICA is exposed to various risks such as credit risk, market risk, liquidity risk, and operational risk, and JICA may incur losses due to these risks. To address the credit risk, the risk of JICA incurring loss arising from a reduction in, or diminishment of, asset value attributable to a deterioration in debtors’ financial condition and for other reasons, JICA calculates an expected loss amount and records it as Allowance for loan losses and Provision for contingent losses. JICA engages in significant financial cooperation operations with overseas governments and governmental institutions, and therefore, sovereign risk is a relatively significant part of the credit risk that JICA is exposed to in connection with these operations.

Allowance for loan losses and Provision for contingent losses is calculated in accordance with JICA’s internal rules for self-assessment of asset quality and internally established standards.

The calculation process includes the determination of the debtors’ classification based on the evaluation of debtors’ solvency in consideration of their financial condition, future prospects, and other relevant factors.

[2]    Key Assumptions

Key assumptions are the debtors’ future prospects for their financial condition and the balance of international payment used in the determination of the debtors’ classification. Therefore, JICA’s estimation and judgment are reassessed and modified whenever the debtors’ political situations and economic conditions change, or new information becomes available.

In this fiscal year, JICA takes into account in its assessment the following factors as well as the outlooks announced by the International Monetary Fund (IMF): the COVID-19 pandemic, the conflicts in Ukraine and the Middle East, the sudden fluctuations in resource prices due to climatic factors and others, global disruption of supply chains, and changes in the international financial environment.

[3]	Impact on the financial statements for the following fiscal year

It is expected that the global environment will remain highly uncertain due to trends and their impacts on geopolitical risks, changes in the international financial environment, and changes in the political and economic circumstances surrounding the debtors. However, Allowance for loan losses and Provision for contingent losses are currently provided based on the assumption that the level of the credit risk of outstanding loans and other investments as of March 31, 2024, will be the same as the historical level for the near future.

Accordingly, if the debtors’ financial condition and the balance of international payments change beyond current expectations over the medium to long term, they may have a significant impact on Allowance for loan losses and Provision for contingent losses in the financial statements for the following fiscal year.

(Significant contractual liabilities)

The amount of Significant contractual liabilities expected to be paid from the following fiscal year is ¥1,839,834,975.

(Significant subsequent events)

Not applicable

The Accompanying Supplementary Schedules

Finance and Investment Account

(1) Details of acquisition and disposal of non-current assets, depreciation, and accumulated impairment losses

(Unit : Yen)

						Accumulated depreciation		Accumulated impairment losses
Type		Balance at the beginning of the period	Increase during the Period	Decrease during the Period	Balance at the end of the period		Depreciation during the period		Impairment losses during the period	Net assets at the end of the period	Remarks
Tangible assets (Depreciation included in expenses)	Buildings	4,046,275,130	243,852,286	65,516,679	4,224,610,737	1,559,626,451	124,618,295	544,550,453	0	2,120,433,833
	Structures	98,675,736	0	0	98,675,736	48,668,587	4,570,796	11,670,468	0	38,336,681
	Machinery and equipment	200,680,532	0	10,414,714	190,265,818	82,977,894	1,804,111	95,071,397	0	12,216,527
	Vehicles	588,484,047	39,836,401	9,855,660	618,464,788	433,355,991	52,122,081	0	0	185,108,797
	Tools, furniture, and fixtures	544,196,415	261,021,743	273,227,240	531,990,918	261,037,134	152,461,899	0	0	270,953,784
	Total	5,478,311,860	544,710,430	359,014,293	5,664,007,997	2,385,666,057	335,577,182	651,292,318	0	2,627,049,622
Tangible assets (Non-depreciable assets)	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	6,612,073,027
	Construction in progress	84,082,614	20,374,931	94,302,345	10,155,200	0	0	0	0	10,155,200
	Total	12,787,352,614	20,374,931	94,302,345	12,713,425,200	0	0	6,091,196,973	0	6,622,228,227
Total tangible assets	Buildings	4,046,275,130	243,852,286	65,516,679	4,224,610,737	1,559,626,451	124,618,295	544,550,453	0	2,120,433,833
	Structures	98,675,736	0	0	98,675,736	48,668,587	4,570,796	11,670,468	0	38,336,681
	Machinery and equipment	200,680,532	0	10,414,714	190,265,818	82,977,894	1,804,111	95,071,397	0	12,216,527
	Vehicles	588,484,047	39,836,401	9,855,660	618,464,788	433,355,991	52,122,081	0	0	185,108,797
	Tools, furniture, and fixtures	544,196,415	261,021,743	273,227,240	531,990,918	261,037,134	152,461,899	0	0	270,953,784
	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	6,612,073,027
	Construction in progress	84,082,614	20,374,931	94,302,345	10,155,200	0	0	0	0	10,155,200
	Total	18,265,664,474	565,085,361	453,316,638	18,377,433,197	2,385,666,057	335,577,182	6,742,489,291	0	9,249,277,849
Intangible assets (Depreciation included in expenses)	Trademark rights	1,816,081	0	0	1,816,081	912,110	153,240	0	0	903,971
	Software	9,104,151,919	8,158,372,968	373,986,794	16,888,538,093	8,148,950,038	1,063,702,781	0	0	8,739,588,055
	Total	9,105,968,000	8,158,372,968	373,986,794	16,890,354,174	8,149,862,148	1,063,856,021	0	0	8,740,492,026
Intangible assets (Non-depreciable assets)	Software in progress	7,554,127,108	1,758,832,490	5,140,262,752	4,172,696,846	0	0	0	0	4,172,696,846
	Total	7,554,127,108	1,758,832,490	5,140,262,752	4,172,696,846	0	0	0	0	4,172,696,846
Total intangible assets	Trademark rights	1,816,081	0	0	1,816,081	912,110	153,240	0	0	903,971
	Software	9,104,151,919	8,158,372,968	373,986,794	16,888,538,093	8,148,950,038	1,063,702,781	0	0	8,739,588,055
	Software in progress	7,554,127,108	1,758,832,490	5,140,262,752	4,172,696,846	0	0	0	0	4,172,696,846
	Total	16,660,095,108	9,917,205,458	5,514,249,546	21,063,051,020	8,149,862,148	1,063,856,021	0	0	12,913,188,872
Investments and other assets	Investment securities	14,038,256,910	9,086,592,179	339,182,658	22,785,666,431	0	0	0	0	22,785,666,431
	Shares of affiliated companies	80,948,382,493	0	266,298,814	80,682,083,679	0	0	0	0	80,682,083,679
	Money held in trust	86,044,630,051	18,566,297,814	10,757,595,668	93,853,332,197	0	0	0	0	93,853,332,197
	Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	0	87,062,884,239	0	0	0	0	87,062,884,239
	Allowance for loan losses	(87,062,884,239)	0	0	(87,062,884,239)	0	0	0	0	(87,062,884,239)
	Long-term prepaid expenses	176,223,665	6,987,384	63,748,154	119,462,895	0	0	0	0	119,462,895
	Prepaid pension expenses	0	813,333,551	52,047,643	761,285,908	0	0	0	0	761,285,908
	Long-term guarantee deposits	695,880,845	19,780,491	11,573,931	704,087,405	0	0	0	0	704,087,405
	Total	181,903,373,964	28,492,991,419	11,490,446,868	198,905,918,515	0	0	0	0	198,905,918,515

(2) Details of securities

Securities recorded under investments and other assets

(Unit Yen)

	Name	Acquisition cost	Amount equivalent to JICA’s percentage share of the net assets of the affiliated companies	Balance sheet amount	Valuation difference recognized in the Statement of Income of the period	Valuation difference on shares of affiliated companies	Remarks
Shares of affiliated companies	Sumatra Pulp Corporation	2,758,289,455	1	1	0	0
	Japan Saudi Arabia Methanol Co., Inc.	7,149,297,104	23,315,915,029	23,315,915,029	0	16,166,617,925
	SPDC Ltd.	7,269,880,619	21,566,140,883	21,566,140,883	0	14,296,260,264
	KAFCO Japan Investment Co., Ltd.	2,436,204,983	2,630,294,000	2,630,294,000	0	194,089,017
	Nippon Amazon Aluminum Co., Ltd.	25,066,535,300	23,551,142,645	23,551,142,645	(1,232,645,026)	0
	JAPAN ASEAN Women Empowerment Fund	6,454,158,320	9,082,200,000	9,082,200,000	0	2,628,041,680
	Ship Aichi Medical Service Limited	748,809,600	536,391,121	536,391,121	(52,337,694)	0
	Total	51,883,175,381	80,682,083,679	80,682,083,679	(1,284,982,720)	33,285,008,886
	Type and name	Acquisition cost	Fair value	Balance sheet amount	Valuation difference recognized in the Statement of Income of the period	Valuation difference on available-for-sale securities	Remarks
Other investment securities	HBL Microfinance Bank Limited	218,880,000	-	130,905,600	0	(87,974,400)
	Myanmar Japan Thilawa Development Ltd.	321,372,900	-	408,699,000	0	87,326,100
	Gojo & Company, Inc.	999,997,307	-	999,997,307	0	0
	WASSHA Inc.	29,203,406	-	29,203,406	0	0
	Sanergy, Inc.	299,019,177	-	402,789,348	0	103,770,171
	Bangladesh SEZ Ltd.	406,778,359	-	451,956,050	0	45,177,691
	DRCONSULTA LTD.	1,270,385,680	-	1,362,329,657	0	91,943,977
	MGM Sustainable Energy Fund L.P.	524,860,329	-	712,293,965	(48,002,618)	235,436,254
	IFC Middle East and North Africa Fund, LP	703,882,106	-	638,811,009	(246,110,188)	181,039,091
	MGM Sustainable Energy Fund II L.P.	2,282,914,248	-	3,255,719,143	79,701,249	893,103,646
	I&P Afrique Entrepreneurs II LP	536,067,634	-	648,485,442	13,023,902	99,393,906
	WWB Capital Partners II, L.P.	1,056,705,553	-	1,366,918,145	117,190,930	193,021,662
	Covid-19 Emerging and Frontier Markets MSME Support Fund	3,789,100,201	-	5,400,251,732	314,606,371	1,296,545,160
	Rebright Partners IV Investment Limited Partnership	319,042,726	-	344,962,522	(8,811,795)	34,731,591
	SVL-SME Fund	2,294,976,995	-	2,914,932,659	438,144,034	181,811,630
	Dolma Impact Fund II	678,848,268	-	625,762,317	(89,800,512)	36,714,561
	Lendable S.A., SICAV-RAIF	1,368,783,176	-	1,513,700,000	63,950,715	80,966,109
	Verod-Kepple Africa Ventures SCSp	238,979,563	-	248,221,351	(16,699,926)	25,941,714
	GEF LatAm Climate Solutions Fund III-B, L.P.	1,196,138,395	-	1,329,727,778	91,511,846	42,077,537
	Total	18,535,936,023	-	22,785,666,431	708,704,008	3,541,026,400
Total balance sheet amount				103,467,750,110

*Acquisition cost of other investment securities related to the investment limited partnership and other equivalent funds includes the amount equivalent to JICA's percentage share of the accumulated profit/loss amount for the previous term.

(3) Details of loans

(Unit: Yen)

	Balance at the	Increase during the	Decrease during the period		Balance at the end of
Classification	beginning of the period	period	Collection, etc.	Write-off	the period	Remarks
Loans	15,125,568,182,802	2,259,339,803,095	792,339,690,988	0	16,592,568,294,909
Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	0	0	87,062,884,239
Total	15,212,631,067,041	2,259,339,803,095	792,339,690,988	0	16,679,631,179,148

(4) Details of borrowings

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Average interest rate (%)	Maturity date	Remarks
Borrowings from government fund for Fiscal Investment and Loan Program	3,970,604,866,000	1,449,100,000,000	141,879,370,000	5,277,825,496,000 (149,591,872,000)	0.657	May 2024-October 2063

* Figures in parentheses ( ) indicate the amount of borrowings repayable within one year.

(5) Details of bonds

(Unit: Yen)

Security name	Balance at the beginning of the period	Increase during the period	Decrease during the period	Translation Adjustments	Balance at the end of the period	Coupon (%)	Maturity date	Remarks

FILP Agency Bonds
FILP Agency Bonds (1st)	30,000,000,000	0	0	—	30,000,000,000 (0)	2.470	September 2028
FILP Agency Bonds (2nd)	30,000,000,000	0	0	—	30,000,000,000 (0)	2.341	June 2029
FILP Agency Bonds (3rd)	20,000,000,000	0	0	—	20,000,000,000 (0)	2.134	December 2029
FILP Agency Bonds (4th)	20,000,000,000	0	0	—	20,000,000,000 (0)	2.079	June 2030
FILP Agency Bonds (5th)	20,000,000,000	0	0	—	20,000,000,000 (0)	1.918	September 2030
FILP Agency Bonds (6th)	20,000,000,000	0	0	—	20,000,000,000 (0)	2.098	December 2030
FILP Agency Bonds (7th)	20,000,000,000	0	0	—	20,000,000,000 (0)	1.991	June 2031
FILP Agency Bonds (8th)	15,000,000,000	0	0	—	15,000,000,000 (0)	1.554	September 2026
FILP Agency Bonds (9th)	5,000,000,000	0	0	—	5,000,000,000 (0)	2.129	September 2041
FILP Agency Bonds (13th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.752	June 2032
FILP Agency Bonds (15th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.724	September 2032
FILP Agency Bonds (18th)	10,000,000,000	0	10,000,000,000	—	0 (0)	0.868	June 2023
FILP Agency Bonds (19th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.725	June 2033
FILP Agency Bonds (20th)	10,000,000,000	0	10,000,000,000	—	0 (0)	0.787	September 2023
FILP Agency Bonds (21st)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.734	September 2033
FILP Agency Bonds (23rd)	10,000,000,000	0	10,000,000,000	—	0 (0)	0.684	February 2024
FILP Agency Bonds (24th)	10,000,000,000	0	0	—	10,000,000,000 (10,000,000,000)	0.655	June 2024
FILP Agency Bonds (25th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.520	June 2034
FILP Agency Bonds (26th)	10,000,000,000	0	0	—	10,000,000,000 (10,000,000,000)	0.588	September 2024
FILP Agency Bonds (27th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.451	September 2034
FILP Agency Bonds (29th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.583	June 2025
FILP Agency Bonds (30th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.299	June 2035
FILP Agency Bonds (31st)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.530	September 2025
FILP Agency Bonds (32nd)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.212	September 2035
FILP Agency Bonds (33rd)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.130	December 2035
FILP Agency Bonds (34th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.245	February 2026
FILP Agency Bonds (35th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.080	June 2026
FILP Agency Bonds (36th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.313	June 2036
FILP Agency Bonds (37th)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.100	September 2026
FILP Agency Bonds (38th)	15,000,000,000	0	0	—	15,000,000,000 (0)	0.590	September 2046
FILP Agency Bonds (39th)	5,000,000,000	0	0	—	5,000,000,000 (0)	0.744	February 2037
FILP Agency Bonds (40th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.220	June 2027
FILP Agency Bonds (41st)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.602	June 2037
FILP Agency Bonds (42nd)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.597	September 2037
FILP Agency Bonds (43rd)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.625	December 2037
FILP Agency Bonds (44th)	15,000,000,000	0	0	—	15,000,000,000 (0)	0.200	June 2028
FILP Agency Bonds (45th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.559	June 2038
FILP Agency Bonds (46th)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.664	September 2038
FILP Agency Bonds (47th)	15,000,000,000	0	0	—	15,000,000,000 (0)	0.636	December 2038
FILP Agency Bonds (48th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.059	June 2029
FILP Agency Bonds (49th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.333	June 2039
FILP Agency Bonds (50th)	12,000,000,000	0	0	—	12,000,000,000 (0)	0.055	September 2029
FILP Agency Bonds (51st)	18,000,000,000	0	0	—	18,000,000,000 (0)	0.538	December 2049
FILP Agency Bonds (52nd)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.055	March 2030
FILP Agency Bonds (53rd)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.160	June 2030
FILP Agency Bonds (54th)	13,000,000,000	0	0	—	13,000,000,000 (0)	0.445	June 2040
FILP Agency Bonds (55th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.150	September 2030
FILP Agency Bonds (56th)	12,000,000,000	0	0	—	12,000,000,000 (0)	0.459	September 2040
FILP Agency Bonds (57th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.130	December 2030
FILP Agency Bonds (58th)	5,000,000,000	0	0	—	5,000,000,000 (0)	0.420	December 2040
FILP Agency Bonds (59th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.125	June 2031
FILP Agency Bonds (60th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.457	June 2041
FILP Agency Bonds (61st)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.110	September 2031
FILP Agency Bonds (62nd)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.439	September 2041
FILP Agency Bonds (63rd)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.194	January 2032
FILP Agency Bonds (64th)	7,000,000,000	0	0	—	7,000,000,000 (0)	0.533	January 2042
FILP Agency Bonds (65th)	3,000,000,000	0	0	—	3,000,000,000 (0)	0.194	February 2032
FILP Agency Bonds (66th)	11,000,000,000	0	0	—	11,000,000,000 (0)	0.374	July 2032
FILP Agency Bonds (67th)	13,000,000,000	0	0	—	13,000,000,000 (0)	0.910	July 2042
FILP Agency Bonds (68th)	7,500,000,000	0	0	—	7,500,000,000 (0)	0.399	June 2032
FILP Agency Bonds (69th)	13,000,000,000	0	0	—	13,000,000,000 (0)	1.032	June 2042
FILP Agency Bonds (70th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.559	September 2032
FILP Agency Bonds (71st)	5,000,000,000	0	0	—	5,000,000,000 (0)	0.517	December 2027
FILP Agency Bonds (72nd)	20,500,000,000	0	0	—	20,500,000,000 (20,500,000,000)	0.090	December 2024
FILP Agency Bonds (73rd)	0	15,000,000,000	0	—	15,000,000,000 (0)	0.681	March 2033
FILP Agency Bonds (74th)	0	10,000,000,000	0	—	10,000,000,000 (0)	1.110	March 2043
FILP Agency Bonds (75th)	0	10,000,000,000	0	—	10,000,000,000 (0)	0.349	September 2028
FILP Agency Bonds (76th)	0	12,000,000,000	0	—	12,000,000,000 (0)	0.747	June 2033
FILP Agency Bonds (77th)	0	10,000,000,000	0	—	10,000,000,000 (0)	1.404	June 2043
FILP Agency Bonds (78th)	0	8,000,000,000	0	—	8,000,000,000 (0)	0.294	December 2028
Subtotal	790,000,000,000	65,000,000,000	30,000,000,000	0	825,000,000,000 (40,500,000,000)

Continued from previous page

Security name	Balance at the beginning of the period			Increase during the period			Decrease during the period			Translation Adjustments		Balance at the end of the period	Coupon (%)	Maturity date	Remarks

Government-guaranteed bonds
Japan International Cooperation Agency Government-guaranteed bonds (2nd)	$	[57,511,600,000 500,000,000	]	$	[0 0	]	$	[0 0	]	3,836,400,000	$	[61,348,000,000 500,000,000] (0)	2.125	October 2026
Japan International Cooperation Agency Government-guaranteed bonds (3rd)	$	[62,660,800,000 500,000,000]		$	[0 0	]	$	[0 0	]	6,713,700,000	$	[69,374,500,000 500,000,000] (0)	2.750	April 2027
Japan International Cooperation Agency Government-guaranteed bonds (4th)	$	[62,714,800,000 500,000,000]		$	[0 0	]	$	[0 0	]	6,713,700,000	$	[69,428,500,000 500,000,000] (0)	3.375	June 2028
Japan International Cooperation Agency Government-guaranteed bonds (5th)	$	[66,094,000,000 500,000,000]		$	[0 0	]	$	[0 0	]	9,591,000,000	$	[75,685,000,000 500,000,000] (0)	1.000	July 2030
Japan International Cooperation Agency Government-guaranteed bonds (6th)	$	[76,669,040,000 580,000,000]		$	[0 0	]	$	[0 0	]	11,125,560,000	$	[87,794,600,000 580,000,000] (0)	1.750	April 2031
Japan International Cooperation Agency Government-guaranteed bonds (7th)	$	[118,969,200,000 900,000,000	]	$	[0 0	]	$	[0 0	]	17,263,800,000	$	[136,233,000,000 900,000,000] (0)	3.250	May 2027
Japan International Cooperation Agency Government-guaranteed bonds (8th)	$	[0 0	]	$	[167,270,000,000 1,250,000,000	]	$	[0 0	]	21,942,500,000	$	[189,212,500,000 1,250,000,000] (0)	4.000	May 2028
Subtotal	$	[444,619,440,000 3,480,000,000	]	$	[167,270,000,000 1,250,000,000	]	$	[0 0	]	77,186,660,000	$	[689,076,100,000 4,730,000,000] (0)
Total		1,234,619,440,000			232,270,000,000			30,000,000,000		77,186,660,000		1,514,076,100,000 (40,500,000,000)

* Figures in parentheses ( ) indicate the amount of bonds redeemable within one year. The amount in [ ] is denominated in a foreign currency.

(6) Details of provisions

(Unit: Yen)

	Balance at the beginning	Increase during the	Decrease during the period		Balance at the end of the
Classification	of the period	period	Intended use	Others	period	Remarks
Provision for bonuses	383,447,079	417,151,279	383,447,079	0	417,151,279
Provision for contingent losses	1,095,035,363	1,447,236,980	0	1,095,035,363	1,447,236,980
Total	1,478,482,442	1,864,388,259	383,447,079	1,095,035,363	1,864,388,259

* Decrease during the period (Others) for the provision for contingent losses indicates the amount of reversal of the provision after revaluation, etc.

(7) Details of allowance for loan losses, etc.

(Unit: Yen)

Classification	Balance of loans, etc.			Balance of allowance for loan losses			Remarks
	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period
Loans	15,125,568,182,802	1,467,000,112,107	16,592,568,294,909	240,442,531,240	(13,439,796,507)	227,002,734,733
Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	87,062,884,239	87,062,884,239	0	87,062,884,239
Total	15,212,631,067,041	1,467,000,112,107	16,679,631,179,148	327,505,415,479	(13,439,796,507)	314,065,618,972

* The standard for the accrual of allowance for loan losses is described in No. 4 of Significant Accounting Policies.

(8) Details of provision for retirement benefits

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Total retirement benefit obligations	6,539,823,095	409,674,697	324,370,169	6,625,127,623
Retirement benefits	3,688,282,629	498,424,684	204,338,066	3,982,369,247
Defined benefit corporate pension plan	2,851,540,466	(88,749,987)	120,032,103	2,642,758,376
Unrecognized past service cost and unrecognized actuarial differences	0	0	0	0
Plan assets	2,799,492,823	724,583,564	120,032,103	3,404,044,284
Provision for retirement benefits	3,740,330,272	498,424,684	256,385,709	3,982,369,247
Prepaid pension expenses	0	813,333,551	52,047,643	761,285,908

(9) Details of asset retirement obligations

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Obligation of restoration to original state based on building lease agreement	105,576,332	0	16,897	105,559,435	Specified expenses in Accounting Standards for Incorporated Administrative Agencies No. 91: None

(10) Details of liabilities for guarantee

 (Unit: Yen)

	Balance at the beginning of the period		Increase during the period		Decrease during the period		Balance at the end of the period
Classification	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Remarks
FILP Agency Bonds (Public offering)	1	20,000,000,000	0	0	0	0	1	20,000,000,000

* JICA is jointly liable for obligations arising from the above bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation.

(11) Details of remunerations and salaries of officers and employees

(Unit: Thousands of yen, persons)

	Remunerations or salaries		Retirement benefits
Classification	Payment amount	Number of people	Payment amount	Number of people
Officers	(972)	(1)	(-)	(-)
	52,131	12	6,120	6
Employees	(-)	(-)	(-)	(-)
	5,049,403	2,000	205,092	82
Total	(972)	(1)	(-)	(-)
	5,101,534	2,012	211,211	88

(Notes) 1.	Payment standard of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on “Rules on Remuneration for Officers” and “Rules on Retirement Benefits for Officers” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

2.	Payment standard of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on “Rules on Salaries for Employees” and “Rules on Retirement Benefits for Employees” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

3.	Number of people

As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers or employees during the period is used.

4.	Others

Figures in parentheses ( ) indicate the number of part-time officers or employees classified as external members.

(12) Details of main assets, liabilities, and expenses, other than those mentioned above

Operating and administrative expenses	(Unit: Yen)
Classification	Amount
Operating expenses	5,530,902,960
Information system-related expenses	4,499,251,366
Rent expenses on real estate	1,041,595,152
Travelling and transportation expenses	1,115,316,870
Other expenses	4,945,129,416
Total	17,132,195,764

(13)	Details of affiliated companies

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)
Items	KAFCO Japan Investment Co., Ltd.	Karnaphuli Fertilizer Company Limited
Outline of operations	Production of urea and ammonia in Chittagong, People’s Republic of Bangladesh	Production of urea and ammonia in Chittagong, People’s Republic of Bangladesh
Name of officers	Number of officers: 9 President and CEO: Tomohiko Hirano Executive Vice President: Ken Odajima (Deputy Director of Southeast Asia and Pacific Department of JICA, Seconded) Auditor: Koji Noda (Aid Coordination Advisor of JICA, Seconded)	-

Association chart on transactions between affiliated companies and JICA

Assets	¥6,223,326,600	-
Liabilities	¥20,135,333	-
Capital	¥5,023,900,000	-
Retained earnings	¥1,179,291,267	-
Operating revenues	¥3,753,999,333	-
Ordinary (loss) income	¥3,729,435,334	-
Net (loss) income	¥3,331,084,413	-
Unappropriated (loss) income for the current fiscal year	¥897,952,867	-
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

- Number of company shares owned by JICA: 46,606 shares

- Acquisition cost: ¥2,436,204,983

-  Balance sheet amount: ¥2,630,294,000 (A decrease of ¥16,031,654 from the end of the previous fiscal year)

- Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

- Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

- Purpose of investment: Capital contribution to the production of urea and ammonia by the company

- Date of the initial investment: July 27, 1990

		-
Details of receivables and payables	N/A	-
Details of debt guarantee	N/A	-
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A	-

	(Note)The above amount pertains to the period from September 1, 2022, through August 31, 2023.

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)
Items	Nippon Amazon Aluminum Co., Ltd.	SPDC Ltd.
Outline of operations	Production of alumina and smelting ammonium in the State of Para, Federative Republic of Brazil	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area, Eastern Province of Kingdom of Saudi Arabia
Name of officers	Number of officers: 14 President and CEO: Kenji Kobayashi Auditor: Akio Saito (Director General of Hokkaido Center, JICA, Seconded)	Number of officers: 18 President and CEO: Osamu Takeuchi Managing Director: Kunihiko Sato (Director General of Kansai Center, JICA, Seconded)

Association chart on transactions between affiliated companies and JICA

Assets	¥54,926,515,806	¥80,763,722,219
Liabilities	¥2,494,138,837	¥16,392,030,537
Capital	¥53,314,532,130	¥14,200,000,000
Retained earnings	(¥882,155,161)	¥50,171,691,682
Operating revenues	¥0	¥9,791,420,671
Ordinary (loss) income	(¥693,787,175)	¥8,512,117,366
Net (loss) income	(¥2,444,690,081)	¥7,310,590,303
Unappropriated (loss) income for the current fiscal year	(¥1,103,296,761)	¥28,121,691,682
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

- Number of company shares owned by JICA: 496,652,800 shares

- Acquisition cost: ¥25,066,535,300

- Balance sheet amount: ¥23,551,142,645 (A decrease of ¥1,232,645,026 from the end of the previous fiscal year)

- Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

- Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

- Purpose of investment: Capital contribution to the smelting of alumina and aluminum

- Date of the initial investment: August 29, 1978

- Number of company shares owned by JICA: 2,107,500 shares

- Acquisition cost: ¥7,269,880,619

- Balance sheet amount: ¥21,566,140,883 (An increase of ¥57,062,159 from the end of the previous fiscal year)

- Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

- Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

- Purpose of investment: Capital contribution to the manufacturing of ethylene glycol and other petrochemical products

- Date of the initial investment: June 17, 1981

Details of receivables and payables	N/A	N/A
Details of debt guarantee	N/A	N/A
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A	N/A
	(Note)The above amount pertains to the period from January 1, 2023, through December 31, 2023.	(Note)The above amount pertains to the period from January 1, 2023, through December 31, 2023.

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)
Items	Eastern Petrochemical Company	Sumatra Pulp Corporation
Outline of operations	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area, Eastern Province of Kingdom of Saudi Arabia	Construction of a pulp mill to manufacture wood pulp from afforested acacia mangium, and production and sale of wood pulp in Muara Enim, South Sumatra, Republic of Indonesia
Name of officers	-

Number of officers: 6

President and CEO: Hiroyuki Moriyasu

Executive Vice President: Koji Noda (Aid Coordination Advisor of JICA, Seconded)

Auditor: Jin Wakabayashi (Senior Deputy Director General of Private Sector Partnership and Finance Department of JICA, Concurrent position)

Association chart on transactions between
affiliated companies and JICA

Assets	-	¥12,454,744
Liabilities	-	¥858,414,389
Capital	-	¥100,000,000
Retained earnings	-	(¥945,959,645)
Operating revenues	-	¥74,873,560
Ordinary (loss) income	-	(¥21,092,871)
Net (loss) income	-	(¥21,272,871)
Unappropriated (loss) income for the current fiscal year	-	(¥945,959,645)
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.	-

- Number of company shares owned by JICA: 114,032 shares

- Acquisition cost: ¥2,758,289,455

- Balance sheet amount: ¥1 (No changes from the end of the previous fiscal year)

- Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

- Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

- Purpose of investment: Capital contribution to the pulp manufacturing business

- Date of the initial investment: April 21, 1995

Details of receivables and payables	-	N/A
Details of debt guarantee	-	N/A
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	-	N/A
		(Note)The above amount pertains to the period from April 1, 2022, through March 31, 2023.

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)
Items	Japan Saudi Arabia Methanol Co., Inc.	JSMC PANAMA S.A.
Outline of operations	Production of methanol in the Al Jubail Industrial Area, Eastern Province of Kingdom of Saudi Arabia	Transportation of methanol business
Name of officers	Number of officers: 12 President and CEO: Shinichi Tokuda Managing Director and General Manager of the General Affairs Department: Hiroyuki Kawanishi (Director General for Indian High Speed Rail of JICA, Seconded) Full-time auditor:Takatoshi Nishikata (Director General, Office of Audit of JICA, Seconded)	-
Association chart on transactions between affiliated companies and JICA
Assets	¥143,937,906,405	-
Liabilities	¥66,995,386,809	-
Capital	¥2,310,000,000	-
Retained earnings	¥74,914,108,596	-
Operating revenues	¥50,677,488,086	-
Ordinary (loss) income	¥130,036,545	-
Net (loss) income	(¥571,779,779)	-
Unappropriated (loss) income for the current fiscal year	¥72,185,097,888	-
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

- Number of company shares owned by JICA: 1,386,000 shares

- Acquisition cost: ¥7,149,297,104

- Balance sheet amount: ¥23,315,915,029 (A decrease of

¥173,266,599 from the end of the previous fiscal year)

- Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

- Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

- Purpose of investment: Capital contribution to the methanol manufacturing business

- Date of the initial investment: December 17, 1979

		-
Details of receivables and payables	N/A	-
Details of debt guarantee	N/A	-
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A	-
	(Note)The above amount pertains to the period from January 1, 2023, through December 31, 2023.

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)
Items	JAPAN ASEAN Women Empowerment Fund	Ship Aichi Medical Service Limited
Outline of operations	Investment and / or loan to Microfinance Institutes for empowerment of women in ASEAN countries	Establishment and operation of a private general hospital in Dhaka, People’s Republic of Bangladesh
Name of officers	Number of officers: 3 Chairperson: Peter Fanconi Director: Christophe Grünig Director: Tetsuro Uemae	Number of officers: 9 Executive Chairman: Dr. Moazzem Hossain Director: Tomohide Ichiguchi (Chief Representative of JICA Bangladesh Office, Concurrent position)
Association chart on transactions between affiliated companies and JICA
Assets	¥37,881,753,392	¥6,416,800,176
Liabilities	¥1,464,371,865	¥2,735,816,105
Capital	¥36,417,381,527	¥5,359,178,790
Retained earnings	(¥62,788,472)	(¥1,678,194,719)
Operating revenues	¥2,031,092,592	¥232,419,353
Ordinary (loss) income	¥360,944,560	(¥879,440,048)
Net (loss) income	¥360,944,560	(¥918,591,264)
Unappropriated (loss) income for the current fiscal year	(¥62,788,472)	(¥1,678,194,719)
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

- Number of company shares owned by JICA: 6,000 shares

- Acquisition cost: ¥6,454,158,320

- Balance sheet amount: ¥9,082,200,000 (An increase of

¥1,150,920,000 from the end of the previous fiscal year)

- Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

- Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

- Purpose of investment: Capital contribution to the fund

- Date of the initial investment: October 21, 2016

- Number of company shares owned by JICA: 560,000 shares

- Acquisition cost: ¥748,809,600

- Balance sheet amount: ¥536,391,121 (A decrease of

¥52,337,694 from the end of the previous fiscal year)

- Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

- Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

- Purpose of investment: Capital contribution to the establishment and operation of a private general hospital

- Date of the initial investment: May 22, 2019

Details of receivables and payables	N/A	N/A
Details of debt guarantee	N/A	N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	N/A	N/A
	(Note)The above amount pertains to the period from January 1, 2023, through December 31, 2023.	(Note)The above amount pertains to the period from July 1, 2022, through June 30, 2023.

Corporation type and name	(Relevant public interest corporations, etc.)
Items	Institute of the Solar Boat
Outline of operations	(1) Conservation and restoration of Cultural Properties (2) Research and studies on Cultural Properties (3) Collecting and providing information on Cultural Properties
Name of officers	Number of officers: 11 Director: Sakuji Yoshimura

Association chart on transactions between relevant public interest corporations and JICA	(Operation Consignment)

Assets	¥14,675,655
Liabilities	¥25,598,859

(Statement of changes in net assets)
Balance of net assets at the beginning of the fiscal year			-
Changes in general net assets
○Revenues	○Revenues
• Subsidy received, etc.	• Subsidy received, etc.			-
• Other revenues	• Other revenues			-
○Expenses	○Expenses			-

Changes in specified net assets
○Revenues	○Revenues
• Subsidy received, etc.	• Subsidy received, etc.			-
• Other revenues	• Other revenues			-
○Expenses	○Expenses			-

Balance of net assets at the end of the fiscal year		(¥10,923,204)
(Statement of activities)
Balance of net assets at the beginning of the fiscal year		¥2,379,419
Total revenues for the current period		¥40,881,253
Total expenditures for the current period		¥54,183,876
Net balance of revenues and expenditures for the current period		(¥13,302,623)

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A
Details of receivables and payables to relevant public interest corporations		N/A
Details of debt guarantee		N/A
Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	Total operating revenues:	¥38,974,619
	(Breakdown: JICA transactions		¥29,880,196	76.7%)
	Competitive contract		(¥0	0.0%)
	Planning competition and public selection		(¥0	0.0%)
	Non-competitive negotiated contracts		(¥29,880,196	100.0%)
	Others		(¥0	0.0%)

(Note 1) Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities”
(established as Act No.70 of 2011), the statement of activities is prepared.

(Note 2) The above amount pertains to the period from April 1, 2022, through March 31, 2023.